                                                                    EXHIBIT 10.4

                    CONTENT LICENSE AND MARKETING AGREEMENT
                    ----------------------------------------


     THIS CONTENT LICENSE AND MARKETING AGREEMENT (the "Agreement") is entered into as of the 17th day of September, 1999, by and between RODALE INC., a Pennsylvania corporation with its principal place of business located at 33 East Minor Street, Emmaus, Pennsylvania 18098-0099 (hereinafter referred to as "Rodale") and MOTHERNATURE.COM, INC., a Delaware corporation with its principal place of business located at One Concord Farms, Second Floor, 490 Virginia Road, Concord, Massachusetts 01742 (hereinafter referred to as "MotherNature").

                              W I T N E S S E T H:

     WHEREAS, Rodale is a publisher of books and magazines containing content, inter alia, related to herbal supplements, vitamins and minerals; and

     WHEREAS, MotherNature is the developer and operator of websites on the World Wide Web encompassing content, community and e-commerce in the sale of dietary supplements, herbal products, vitamins and minerals; and

     WHEREAS, Rodale and MotherNature desire to enter into an Agreement establishing a licensing, marketing and equity arrangement; and

     NOW THEREFORE, intending to be legally bound hereby, the parties agree as follows:

1.  DEFINITIONS
    -----------

     The above recitals are incorporated herein by reference as though set forth fully and are a part of this Agreement.

     1.1 "Agreement", "Rodale" and "MotherNature" are defined as set forth in the introduction and recitals to this Agreement.

     1.2 "Books" means the compilation of text, illustrations, photographs, tables and other editorial elements contained in a publication published by Rodale in book form, whether printed, electronic, or any other medium now known or hereafter invented, excluding those elements of the Book(s) identified on
Schedule 6.1 and/or future endorsement to Schedule 6.1.

     1.3  "Change of Control" shall mean:

          (a) The acquisition of ownership, directly or indirectly, beneficially or of record by any person or entity controlling fifty (50%) percent or more of the aggregate ordinary voting power represented by the authorized, issued and outstanding voting capital stock of MotherNature; or

          (b) The obtaining, by contract or otherwise, of the power to elect one-half ( 1/2) of the members of the Board of Directors; or

          (c) The succession to, or acquisition by, a third party, by merger or otherwise, of all or substantially all of MotherNature's business, stock or assets.

     1.4 "Categories" shall mean the topics of vitamins, minerals, dietary supplements, medicinal herbs, natural healing, alternative medicine (including aromatherapy and homeopathy), cooking, and home health remedies, but excludes pets, gardening and all other topics not listed as Categories.

     1.5 "Co-Branded MotherNature Internet Site" shall mean a web site (or any other internet distributed information service that uses the hypertext transfer protocol or any successor or alternative protocol) on the World Wide Web that jointly promotes MotherNature and a third party and for which the uniform resource locator ("URL") address is owned, operated or controlled by MotherNature.

     1.6  "Content" shall mean:

          (a) Books previously published by Rodale and which are available for sale in the current (Fall 1999) Rodale retail book catalog, the principal editorial content of which are within one (1) or more of the Categories, and which are listed on Schedule A attached hereto and incorporated herein by this reference; and

          (b) Those Books hereafter published by Rodale during the term of this Agreement, the principal editorial content of which are within one (1) or more of the Categories; such Books shall, pursuant to the terms of this Agreement, be made a part of Schedule A by periodic endorsements to Schedule A; and

          (c) Chapters of Books published by Rodale during the term of this Agreement, the principal editorial content of which Chapters are within one (1) or more of the Categories ("Relevant Chapters"), even though the principal editorial content of the Book as a whole from which the Relevant Chapter(s) come is not within one (1) of the Categories. Such Relevant Chapters shall, pursuant to the terms of this Agreement, be made part of Schedule A by periodic endorsements to Schedule A.

     1.7 "Competitor" means any person or entity, or parent, subsidiary or affiliate of such person or entity, which at the time of execution of this Agreement or at any time during the term hereof derives forty (40%) percent or more of its revenues from the sale to consumers of vitamins, minerals, supplements, herbs, drugstore products (over the counter and prescription products which are ingested or topically applied) aromatherapy products, or homeopathic products. By way of clarification, present competitors include, without limitation, CVS/Soma.com, SelfCare, Drugstore.com, RiteAid/GNC, PlanetRx, Healthshop, e-nutrition, All Herbs, vitamins.net, Vitamin Shoppe, Green Tree, more.com and vitamins.com.

     1.8 "Excerpts" means portions of the Content which are less than the entire text and images of any single Book such as chapters, paragraphs, sentences, outlines, summaries and synopses of any Book or portion thereof, which chapters, paragraphs, sentences, outlines, summaries and synopses shall be extracted from Content or prepared by MotherNature. The term "Content" shall include Excerpts.

     1.9 "Exclusive" means that Rodale shall not grant any license, sublicense or other right, and shall not authorize or permit any third party to grant any license, sublicense or other right, to any Competitor for the particular activity described. All rights to use the Trademark are non-exclusive.

          (a) Rodale Usage.  All rights not specifically granted to MotherNature
              ------------
by this Agreement are reserved to Rodale. The rights reserved to Rodale shall, except as may otherwise be provided herein, include the following:

               (i) To promote the sale of its information based products in any manner using all existing and future technologies and media which it deems appropriate, without restriction, including on its own internet sites, other internet sites or otherwise;

               (ii) To publish, promote and sell its Content in printed form including, but not limited to, Books, magazines, specials and compilations, adaptations and revisions thereof;

               (iii) To use selected Content to promote the sales of Books, magazines, specials, compilations, adaptations, revisions and any other information based products of Rodale throughout the term of this Agreement;

               (iv) To use its products and the content thereof in the print medium and on Rodale's own sites on the World Wide Web;

               (v) To enter into such arrangements with non-Competitors as it shall deem fit in its sole discretion; and

               (vi) To publish, promote, distribute and sell its information based products, including Content, using all existing and future technologies and media, including, but not limited to, electronic format book publishing, such as published by Rocket Books.

     1.10 "Internet Site" means any MotherNature owned, operated, or controlled web site (or any other internet distributed information service that uses the hypertext transfer protocol or any successor or alternative protocol) on the
World Wide Web.   The term "Internet Site", includes any Co-Branded MotherNature
Internet Site.

     1.11 "Modifications" means any Content that has been modified by changes to its format, linking or presentation. By way of clarification and without limiting the generality of the foregoing, Modifications do not include the Internet Site or any other content made available on the Internet Site, or any expert system created by MotherNature or its service providers or independent contractors, or any other features or functions within the Internet Site, provided that no Content is included in such features or functions.

     1.12  "Relevant Chapter(s)" shall have the meaning ascribed to that term in
Section 1.6(c).

     1.13 "Stock Images" means photographs and slide transparencies which are owned by Rodale without restriction, and which are contained in Rodale's Stock Images library.

     1.14  "Trademark" means the registered trademarks of Rodale.

     1.15 "Web Enablement" means conversion of Content to an electronic medium capable of displaying the Content on a computer monitor via the internet.

2.  EFFECTIVE DATE AND TERM
    -----------------------

     2.1 This Agreement shall become effective upon its execution by all parties hereto (the "Effective Date"), and shall remain in effect for a period of ten (10) years from that date, except as otherwise provided for herein.

3.  CONTENT AND BOOK SALES RELATIONSHIP
    -----------------------------------

     3.1  Term.  The term of this Content and Book Sale Relationship shall be
          ----
for ten (10) years.

     3.2  Rights.  Rodale agrees that MotherNature shall have:
          ------

          (a) The right to Web Enable those Books now listed on Schedule A and those Books and Relevant Chapters which are hereafter added to Schedule A by endorsement to Schedule A pursuant to the terms of this Agreement; and

          (b) The right to use, reproduce, have reproduced, display and transmit the Content on the Internet Site and to make Modifications of the Content for such purposes. Provided, however, that MotherNature will not provide, with respect to the Internet Site, functionality which enables the user to download an entire Book by clicking on a button, link or similar feature. The parties acknowledge that no technology exists to prevent the unauthorized transmission, distribution, downloading or printing of Books. MotherNature agrees that, in the event that such technology exists in the future, it will use commercially reasonable efforts, taking cost effective technological feasibility into account to install or to make operative as a part of the Internet Site software which prevents the unauthorized transmission, distribution, downloading or printing of Books.

          The rights granted by this Section 3.2 shall be Exclusive for a period which, with respect to each particular Book, is the shorter of:

               (i) Five (5) years from the date on which MotherNature Web Enables such Book; or

               (ii) The balance of the term of this Agreement.

          (c) Excerpts.  MotherNature shall have the right to use, reproduce,
              --------
have reproduced, display, and transmit Excerpts on the Internet Site, provided that each Excerpt shall:

               (i) Identify the name of the Book from which such Excerpts is extracted; and

               (ii) Contain a click-to-buy feature as set forth in Section 3.4(ii), hereof; and

               (iii) All Excerpting shall maintain the editorial integrity of the health information contained in the Content from which the Excerpt was taken or created.

     3.3  Schedule A Designations.
          -----------------------

          (a) Rodale represents and warrants that Schedule A contains a full, complete and accurate list of the titles of all Books previously published by Rodale that are available for sale in the current (Fall 1999) Rodale retail book catalog and the principal editorial content of which is within one (1) or more of the Categories. Schedule A shall be binding and conclusive unless objected to by MotherNature within six (6) months of the date of this Agreement. In the event of an objection by MotherNature, Rodale and MotherNature shall devote their mutual good faith and best efforts to resolve the objection. If MotherNature's objection cannot be resolved within thirty (30) days after such objection has been delivered to Rodale, the dispute shall be resolved by arbitration pursuant to Section 3.3(d).

          (b) Periodically during the term of this Agreement, but not less frequently than three (3) times per year, Rodale shall furnish to MotherNature:

               (i) A list of the titles of all Books published by Rodale since the later of the date of this Agreement or the date of the most recent endorsement to Schedule A (which list may include subsequent editions correcting, modifying or otherwise editing prior editions of Books appearing on Schedule A and/or prior endorsements to Schedule A); and

               (ii) A proposed endorsement to Schedule A setting forth the titles of those Books and Relevant Chapters which Rodale had determined to be Content.

Rodale's proposed endorsement(s) to Schedule A shall be binding and conclusive unless objected to by MotherNature within ninety (90) days of receipt. In the event of an objection by MotherNature, Rodale and MotherNature shall devote their mutual good faith and best efforts to resolve the objection. If MotherNature's objection cannot be resolved within thirty (30) days after such objection has been delivered to Rodale, the dispute shall be resolved by arbitration pursuant to Section 3.3(d).

          (c) Under Rodale's customary contracts with outside authors, Rodale's rights to license Book(s) or Relevant Chapter(s) may terminate if the Book is no longer in print. Rodale also, from time to time, withdraws Books from publication and distribution when, in Rodale's judgment, the information contained in a Book has become stale or inaccurate. If Rodale determines that the rights to license to MotherNature Content now or hereafter listed on Schedule A or an endorsement thereto have terminated or are about to terminate, or if Rodale withdrawn a Book from publication and distribution because, in Rodale's judgment, the information contained in such Book(s) has become stale or inaccurate, Rodale shall give to MotherNature notice that such Content shall be withdrawn from Schedule A, effective thirty (30) days from the giving of such notice. Rodale's notice shall be binding and conclusive unless objected to by MotherNature within thirty (30) days of receipt. In the event of an objection by MotherNature, Rodale and MotherNature shall devote their mutual good faith and best efforts to resolve the objection. If MotherNature's objection cannot be resolved within thirty (30) days after such objection has been delivered to Rodale, the dispute shall be resolved by arbitration pursuant to Section 3.3(d).

     Any Book(s) or Relevant Chapter(s) withdrawn from Schedule A pursuant to this Section 3.3(c) shall no longer be Content and shall be removed by MotherNature from the Internet Site within thirty (30) days.

          (d) Unresolved disputes under Sections 3.3(a), 3.3(b) and 3.3(c) shall be resolved by arbitration before a single arbitrator who shall conduct his or her arbitration proceedings in New York, New York. The arbitration shall be administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules, and Rodale and MotherNature shall equally divide the arbitrator's fees and the administrative costs. Judgment on the arbitrator's award may be entered in, and enforced by, any court of competent jurisdiction.

     3.4  Book Selection.  MotherNature agrees that it shall Web Enable the
          --------------
Content and incorporate such Web Enabled Content into MotherNature's online library, all to the extent that MotherNature, after reasonable consultation with Rodale with respect thereto, in its reasonable business judgment deems such actions to be commercially desirable.

          (a) The Library.  MotherNature and Rodale will cooperate to commence
              -----------
creation of the Web Enabled Library within thirty (30) days of the date of this Agreement. The Internet Site shall have the following functionality with respect to the Library:

               (i) The Library will be a major category, currently denominated as a "tab" on the Internet Site home page. Rodale and MotherNature shall consult in good faith concerning the title of the Library "tab".

               (ii) MotherNature shall be entitled to merchandise products on the same page as Content is displayed, but such merchandising shall occur in a clearly defined, segregated area. Editorial integrity of the Content shall be maintained. MotherNature agrees that Content, when used on the same page as product merchandising content, may not be editorially modified (except by Excerpting), but may be modified as to typeface, size and format. The parties shall mutually agree to the general layout and format of all merchandising areas.

               (iii) All references to Rodale Book titles throughout the Internet Site will include a purchase link, enabling visitors to the site to "click" on any Rodale book title and proceed directly to a purchase ("click-to-buy") page. The function to "click-to-buy" a Rodale Book shall not directly link the Internet Site user to the print publications of any person or entity other than Rodale.

          (b)  Book Sales.
               ----------

               (i) The Internet Site shall contain a special "Rodale Book" section which permits the visitor to "click-to-buy", and which shall offer for sale Rodale Books, selected at the discretion of MotherNature, appropriate to the section of the Internet Site that the customer is viewing. The special "Rodale Book" section will consist of not fewer than fifty (50) Rodale Books.

               (ii) Book Pricing and Stock.  MotherNature in its sole discretion
                    ----------------------
     will stock fast moving Books in its warehouse. MotherNature and Rodale agree that slower moving Books will not be stocked at MotherNature's warehouse, but will be maintained in Rodale's warehouse and shipped to MotherNature's warehouse upon receipt of orders, which orders will be transmitted from MotherNature to Rodale via the World Wide Web. Rodale agrees to sell Books to MotherNature in accordance with the Special Markets Discount Schedule (the "Schedule") attached hereto as Schedule B, which
     Schedule is incorporated herein by reference as though set forth fully. Throughout the term of this Agreement, Rodale agrees to modify the Schedule in accordance with the most favorable discounts, terms and conditions offered to any purchaser of the kind described on Schedule B. The sale of Books to MotherNature is non-exclusive.

          (c) Trial Basis Sales.  Within six (6) months from the date of
              -----------------
execution of this Agreement, MotherNature will create a separate Rodale Book section on the Internet Site for sale of Rodale Books on a "Trial Basis". Said section shall be co-branded by MotherNature and Rodale. Customers will have the ability to order a selection of Rodale Books on a free trial basis. The section shall be constructed to provide that orders will be made directly to Rodale, and not through MotherNature. With respect to all Books sold in the Trial Basis section of the Internet Site, Rodale agrees to pay to MotherNature a commission equal to the highest rate of commission (but not less than twenty (20%) percent) on Net Sales (gross sales less accruals for returns and bad debt (estimated by Rodale in its commercial good faith, based on Rodale's actual experience), exclusive of postage, handling and sales tax) being paid to any third party internet seller of Rodale Books.

          Rodale will pay such commissions to MotherNature on a quarterly basis, not later than thirty (30) days after the end of each calendar quarter, and Rodale shall provide to MotherNature a statement providing reasonable detail as to the number of Books sold on a Trial Basis and Net Sales therefrom.

          (d) Third Party/Remote Web Sites.  MotherNature shall have the right
              ----------------------------
to repurpose a de minimis portion of the Content for use as a "teaser" on any
               ----------
MotherNature controlled or operated website on the World Wide Web or third party remote content sites managed by or affiliated with MotherNature, subject to the prior approval by Rodale of such third party remote content site, which approval shall not be unreasonably be withheld.

          (f) Author Compensation.  With respect to Rodale Books and Relevant
              -------------------
Chapters authored by non-Rodale employees as identified on Schedule A, MotherNature agrees to pay to Rodale a licensing fee of Five Thousand ($5,000.00) Dollars for each Book or Relevant Chapter which is Web Enabled. Payment shall be due from MotherNature to Rodale upon the execution of this Agreement for those Books authored by non-Rodale employees identified on Schedule A.

          With respect to non-Rodale employee authored Books and Relevant Chapters published by Rodale after the date of this Agreement and which become a part of Schedule A by endorsement thereto pursuant to Section 3.3(b), Rodale shall use commercially reasonable efforts to obtain Web Enablement rights from the authors thereof. With respect to any Book which is added to Schedule A by endorsement and is thereafter Web Enabled, and each Book from which one (1) or more Relevant Chapter(s) are added to Schedule A by endorsement and such Relevant Chapter(s) are thereafter Web Enabled, MotherNature shall pay to Rodale a fee of Five Thousand ($5,000.00) Dollars per Book. Such fee shall be payable by MotherNature to Rodale within thirty (30) days of completion of Web Enablement of such Book(s) or Relevant Chapters.

     3.5  Health Sieve Distribution and News Clipping Exchange.
          ----------------------------------------------------

          (a) Health Sieve.  Rodale will provide distribution of its Health
              ------------
Sieve to MotherNature in the same format and on the same frequency as provided to Rodale employees. Rodale's Health Sieve may be incorporated into MotherNature's news services. MotherNature shall have the right to modify the Health Sieve and to use, reproduce, have reproduced, display, and transmit the Health Sieve in any form on the Internet Site. At Rodale's request, MotherNature shall display a credit to Rodale in such form as is mutually agreed to by Rodale and MotherNature. In the event that MotherNature changes the content of the Health Sieve, MotherNature will have sole responsibility for such changes. Except as provided herein, no publication, distribution, sale, assignment or license of Rodale's Health Sieve or any portion thereof shall be made by MotherNature without the prior written approval of the President, Rodale Book Division, or his designee, which approval shall be at the sole discretion of such individual.

          (b) News Services.  MotherNature will distribute its news services to
              -------------
Rodale in the same format and with the same frequency as MotherNature distributes to its employees and/or customers.

          (c) Exclusivity.  The obligations of MotherNature and Rodale relative
              -----------
to news clipping and news alert services and the Health Sieve shall be non-exclusive.

     3.6  Consultation with Rodale Researchers.  Rodale will provide
          ------------------------------------
consultation with Rodale's researchers to MotherNature for not more than eight
(8) hours per week, non-cumulative, during the term of this Agreement.

          (a) Exclusivity.  The rights granted with respect to consultation with
              -----------
Rodale researchers shall be non-exclusive.

     3.7  Question and Answer Column.  Rodale agrees that its authors, writers,
          --------------------------
editors or experts will provide two (2) new columns per month during the term of this Agreement in a question and answer format for display on the Internet Site. Each column shall consist of no more than three (3) questions, and each answer shall be no longer than three hundred (300) words.

     The parties have discussed the possibility that Rodale's authors and editors will participate in online "chats", the nature and extent of which shall be subject to the mutual agreement of the parties with respect thereto.

          (a) Exclusivity.  The rights granted with respect to the question and
              -----------
answer column shall be non-exclusive.

     3.8  Assistance in Publishing MotherNature Books.
          -------------------------------------------

          (a) Publication.  Rodale agrees to custom publish, at the request of
              -----------
MotherNature, a series of books in the English language carrying the MotherNature imprint, such series not to exceed twenty (20) such books during the term of this Agreement. Rodale and MotherNature agree that Rodale shall be obligated to publish not fewer than three (3) nor more than six (6) books during the first year of the term of this Agreement. The number of books to be published in subsequent years shall be as mutually agreed, but shall not exceed three (3) books in any one year. MotherNature acknowledges that the content of such book may be based upon re-purposed material. Rodale and MotherNature shall mutually agree with respect to the outline, content, trim size and number of pages of each book in the series.

          (b) Cost.  MotherNature shall pay to Rodale the cost of publication,
              ----
including internal labor costs for writing, editing, research and design, paper, pre-press, printing and binding, plus seven and one-half (7.5%) percent of all costs. Prior to the commencement of any custom publishing process, the parties will agree to a budget with respect to the cost.

          (c) Distribution.  Rodale shall have the right, at its sole option, to
              ------------
distribute such books to the Trade (bookstores, both physical and electronic, and other retail outlets which sell books). In the event that Rodale chooses to distribute such books to the Trade, then MotherNature shall have the right to distribute such books in all non-Trade channels of distribution in the United States. In the event that Rodale chooses not to distribute such books to the Trade, then MotherNature shall have the right to distribute such books in the Trade and in all non-Trade channels of distribution within the United States.

          (d) Copyright Ownership.  MotherNature agrees that Rodale shall be the
              -------------------
owner of the copyright and all other intellectual property to such books as are published in accordance with this section. MotherNature acknowledges that ownership of each book shall be solely and exclusively vested in Rodale. MotherNature agrees that each book is a work-for-hire within the meaning of the copyright law, and Rodale will be considered the owner of each book for all purposes, including copyright. To the fullest extent permitted by law, MotherNature hereby assigns any copyright which it may acquire in any of the books to Rodale for the duration of the copyright and any extensions thereof. MotherNature appoints Rodale its attorney-in-fact to execute any documents necessary to transfer and assign any copyright interest of MotherNature in the books to Rodale.

          (e) Exclusivity.  The obligations of Rodale with respect to this
              -----------
section shall be non-exclusive.

     3.9  Access to Electronic Image Library.
          ----------------------------------

          (a) Stock Images.  Rodale grants to MotherNature electronic access to
              ------------
Rodale's Stock Images for use on the Internet Site. The right to use Stock Images other than on the Internet Site or Co-Branded MotherNature Internet Sites will be subject to Rodale's prior approval, which may be granted or refused at Rodale's sole discretion.

          (b) Exclusivity.  The rights granted to MotherNature under this
              -----------
section are non-exclusive.

     3.10  Recipes.
           -------

          (a) Recipes.  Rodale grants to MotherNature the right to create a
              -------
separate content section within the Internet Site which utilizes Rodale's recipes from Content included on Schedule A. MotherNature shall, as it deems appropriate, link such recipes to medical conditions contained within the Library and other information areas of the Internet Site.

          (b) Links.  Each recipe shall contain a reference to the title of the
              -----
Rodale Book in which such recipe appeared and a link to a "click-to-buy" page, by which consumers can purchase such Book.

4.  MARKETING RELATIONSHIP
    ----------------------

     4.1  Access to Customer Databases.
          ----------------------------

          (a) Access.  MotherNature and Rodale will each have reasonable access
              ------
to the customer database of the other for direct marketing acquisition and direct marketing retention by means of conventional direct mail marketing methods or by means of e-mail direct marketing methods, and ad hoc customer analysis by either party for its own purposes. Such access shall be limited as follows:

               (i) Access shall be subject to the privacy policies of MotherNature and Rodale which may limit the release of individual customer identification; and

               (ii) Except as provided in Section 12.2 of this Agreement, neither party shall sell, transfer, assign, share or otherwise permit any third party to have access to or use any information which it obtains from the customer database of the other.

          As a permitted use, for example, MotherNature may perform an N-th name select and send an offer to a random sample of Rodale's database. Using purchase behavior information, the parties database analysts will develop agreed upon optimal communications plan that will guide each in the selection of names from the other's database. Each party agrees to reimburse the other for third party costs incurred as a result of that party's access to the other party's customer database.

          (b) Exclusivity.  The rights granted to MotherNature under this
              -----------
section shall be Exclusive.

          (c) Term.  Notwithstanding any other section of this Agreement, the
              ----
term of the license granted in this Section 4.1 shall be for a period of seven
(7) years commencing on the date Effective Date of this Agreement.

     4.2  Magazine and Book Purchases for Promotional Use.
          -----------------------------------------------

          (a) Book Purchases.  Rodale grants to MotherNature the right to
              --------------
purchase Books for promotional use with other MotherNature products, except Rodale Books, at Rodale's cost (paper, printing, binding and pre-production costs) plus five (5%) percent of all such costs.

          (b) Magazine Purchases.  MotherNature may request from each Rodale
              ------------------
magazine publisher or circulation manager the right to purchase magazines for promotional use. The right to such purchase, including quantity and price, shall be as determined by the mutual agreement of the parties, if any.

          (c) Exclusivity.  The rights granted in this section are non-
              -----------
exclusive.

     4.3  Offer Inserts in Book and Invoice Shipments.
          -------------------------------------------

          (a) Inserts.  Rodale grants MotherNature the right to insert
              -------
promotional materials in up to five million (5,000,000) Book shipments or billing statements per year throughout the term of this Agreement. MotherNature may request that its promotional materials be inserted into shipments of, or invoices for, specific Rodale Book titles, and Rodale will use its best efforts to perform the insertions in the shipment or invoicing of such specific titles.

          (b) Specifications.  Specifications for such inserts shall conform in
              --------------
format, size and weight to Rodale requirements. MotherNature shall, at its cost, produce its own advertisements and provide printer-ready copy and art to Rodale.

          (c) Incremental Costs.  In the event that postage and handling of such
              -----------------
inserts will result in an incremental cost incurred by Rodale, Rodale shall advise MotherNature in advance with respect to such costs. In the event that MotherNature approves and accepts such costs, MotherNature shall be responsible for and shall pay to Rodale, within thirty (30) days of billing, all such incremental costs. In the event that MotherNature does not approve and accept such costs, then such insert shall be not processed or inserted into any Book shipments or billing statements.

          (d) Exclusivity.  The rights granted in this section shall be
              -----------
Exclusive.

     4.4  Magalogs.
          --------

          (a) Rodale agrees to consider, subject to availability and successful testing, in its sole discretion, a listing for MotherNature in Rodale magalogs.

          (b) The rights granted by this Section shall be non-exclusive.

     4.5  Magazine Cross-Promotion.
          ------------------------

          (a) Prevention Advertising and Supplement News.  Rodale agrees to
              ------------------------------------------
provide to MotherNature the following:

               (i) One (1) four-color full page advertisement for the Internet Site in six (6) issues of Prevention magazine per year;
                               ----------

               (ii) One (1) four-color full page advertisement for the Internet Site in twelve (12) issues of Prevention specials per year;
                                   ----------

               (iii)  The right to use, as is and unaltered, the Prevention
                                                                 ----------
     columns titled "Supplement News" and "Alternative Medicine News" on the Internet Site. Such posting of each column on the Internet Site shall take place no sooner than sixty (60) days after the on sale date of the Prevention issue in which it appears and shall include the
                      ----------
     following legend: "By permission from Prevention Magazine; (C)Rodale Inc.
                                           ----------
     1999" (or other appropriate year). In the event that either "Supplement News" or "Alternative Medicine News" is no longer published in Prevention
                                                                    ----------
     magazine, the rights granted by this paragraph shall apply to comparable columns of the magazine, as may be agreed upon by the parties from time to time. The rights granted with respect to these columns shall be Exclusive;

               (iv) Advertising provided to MotherNature pursuant to Section 4.5(a)(i) and 4.5(a)(ii) shall be without charge to MotherNature provided that advertising materials are received by Rodale in accordance with the specifications of the then current rate card for Prevention magazine.
                                                      ----------

     4.6  Co-Marketing Opportunities.  MotherNature will provide cross-selling
          --------------------------
promotions to Rodale for use in its subscription publications and sell-through support. The scope and nature of such activities shall be mutually agreed upon by Rodale and MotherNature.

     4.7  Technology Exchange.  The parties agree to engage in an ongoing
          -------------------
exchange of technology ideas and information. Subject to mutual agreement, each party may share such ideas and information with the other as may be helpful in selling the products of the other party and in the promotion and advancement of the Internet Site. Notwithstanding the foregoing, neither party shall be obligated at any time to release to the other any confidential information or trade secrets.

5.  CONSIDERATION; BOARD OF DIRECTORS
    ---------------------------------

     5.1  Consideration.  In consideration of the rights and licenses granted by
          -------------
Rodale under this Agreement, and Rodale's other obligations under this Agreement, MotherNature agrees to enter into and perform the Purchase Agreement (as hereinafter defined).

     5.2  Board of Directors.  Rodale shall have observer rights with respect to
          ------------------
MotherNature's Board of Directors in accordance with Article 5.01(k) of the Purchase Agreement (as hereinafter defined). In addition to the foregoing, MotherNature agrees that for so long as Rodale owns not less than four (4%) percent on a fully diluted basis of the issued and outstanding common stock of MotherNature, and Rodale is not in default of Section 11.2 of this Agreement, MotherNature agrees to use its best efforts to secure the nomination of a Rodale representative to the Board of Directors of MotherNature and agrees to recommend to the Shareholders of MotherNature that such representative be elected to the Board of Directors.

6.  WARRANTIES AND RIGHTS
    ---------------------

     6.1  Warranties of Rodale.  With respect to all Content listed on Schedule
          --------------------
A, Rodale represents, warrants and covenants that, except as is set forth on
Schedule 6.1 attached hereto and incorporated herein by this reference, or as is set forth on an endorsement to Schedule 6.1 delivered in connection with an endorsement to Schedule A pursuant to Section 3.3(b), it has obtained, or shall obtain prior to delivery of such Content to MotherNature, all permissions and releases which are necessary to grant to MotherNature the license set forth herein. Rodale further represents, warrants and covenants that Schedule 6.1 is full, complete and accurate. Rodale represents, warrants and covenants that, notwithstanding any exceptions set forth on Schedule 6.1, Rodale has obtained all permissions and releases which are necessary to grant to MotherNature the license set forth herein for not less than ninety-five (95%) percent of the total, editorial text, in the aggregate, contained in those Books which are listed on Schedule 6.1. Rodale represents and warrants that as of the date hereof, nothing in the Content is obscene, nothing in the Content infringes upon the rights of any party, is libelous or violates the copyrights, trademarks, intellectual property rights or rights of privacy or publicity of any party whatsoever and the licensing and use by MotherNature of Content in accordance with the terms of this Agreement will not infringe or violate the copyrights, trademarks, intellectual property rights, or rights of publicity or privacy of any party whatsoever. The delivery of new Content by endorsement to Schedule A pursuant to Section 3.3(b) of this Agreement shall constitute a reaffirmation of the representations and warranties contained in this Section with respect to the new Content. Rodale warrants that it has the right to license the Trademark to MotherNature and that the license of the Trademark does not constitute a violation or infringement of any trademark or other right in the Trademark. Rodale covenants and agrees to pay any royalties or similar compensation payable to any party by reason of the licensing of the Content to MotherNature under this Agreement.

     Rodale represents and warrants that:

          (a) The determination by Rodale's Board of Directors of the fair market value of the shares of common stock issued pursuant to the Stock Purchase Agreement of even date herewith between the parties hereto (the "Purchase Agreement") was made in good faith, based upon an independent third party assessment of fair market value, and the description of such valuation that was previously delivered to MotherNature is accurate;

          (b) No authorization, approval or permission of, nor filing with, the Federal Trade Commission by or on behalf of either Rodale or MotherNature is required in connection with the execution of this Agreement and/or the issuance and sale of the shares of common stock pursuant to the Purchase Agreement.

     6.2  Warranties of MotherNature.  MotherNature represents and warrants that
          --------------------------
as of the date hereof, nothing contained on the Internet Site is obscene and, to its knowledge, nothing contained on the Internet Site infringes upon the rights of any party, is libelous, violates the copyrights, trademarks, intellectual property rights, rights of privacy or publicity of any party whatsoever. MotherNature covenants that is shall use commercially reasonable efforts to ensure that nothing on the Internet Site will infringe upon the rights of any party, be libelous, obscene, violate the copyrights, trademarks, intellectual property rights, rights of privacy or publicity of any party whatsoever.

          (a) MotherNature further represents that:

               (i) The performance of any of the matters provided for in this Agreement is not contrary to any material statute, rule, regulation or order, the violation of which would have a material adverse affect on MotherNature's or Rodale's business or operations; and

               (ii) All activities of the parties with reference to the Internet Site as contemplated by this Agreement are in compliance with all current material laws related to the to the promotion and sale of drugs, dietary supplements, herbal products, vitamins and minerals as governed by the Food and Drug Administration and the Federal Trade Commission, the violation of which would have a material adverse affect on MotherNature's or Rodale's business or operations. MotherNature represents that it has consulted with counsel expert in such matters and covenants that it shall consult regularly with counsel expert in such matters with respect to continued compliance with all material statutes, rules, regulations and orders of any applicable authority, including without limitation, the Food and Drug Administration and the Federal Trade Commission. MotherNature covenants that it shall consult regularly with Rodale regarding all of such matters throughout the term of this Agreement; and

               (iii) MotherNature covenants and agrees with Rodale that the Internet Site shall not advertise, sell or promote the sale of products for the production of genetically-altered crops, livestock, or other foodstuffs. In the event that Rodale claims that MotherNature is in violation of this covenant, Rodale shall give MotherNature notice of such claim, specifying the alleged violation and requesting that it be cured.
     In the event the
     parties are unable to resolve Rodale's objection within thirty (30) days of such notice, the dispute shall be resolved by arbitration pursuant to
     Section 3.3(d).

     6.3  Preservation of Rights.  MotherNature acknowledges that Rodale shall
          ----------------------
be and remain the sole proprietor of all intellectual property rights with respect to the Content and the Trademark, including copyrights. In the event that MotherNature obtains any right or interest in the Trademark or the Content contrary to the intention of this Agreement, MotherNature shall promptly assign and transfer such right or interest, free of charge, to Rodale or its designee. MotherNature shall notify Rodale promptly of any violations, infringements or misuses by third parties of Rodale's copyrights, trademarks, trade names, the Content or the Trademark or other rights coming to its attention and shall cooperate fully with Rodale in taking any action necessary to protect such rights. MotherNature shall not be obligated to undertake any proceedings relative to the Content and the Trademark. Rodale shall reimburse MotherNature for any expenses reasonably incurred by MotherNature at Rodale's request and with Rodale's prior approval. Rodale shall have the right to conduct legal proceedings relating to the Content and the Trademark and shall, at its sole discretion, determine what legal measures, if any, shall be undertaken with respect to any infringement, alleged infringement or other violations of its rights. MotherNature agrees to fully cooperate with Rodale as regards to the prosecution of any such action, claim or proceeding.

7.  CONFIDENTIALITY
    ---------------

     7.1 Each party to this Agreement acknowledges that it may receive confidential information ("Confidential Information") of the other party. For purposes of this Agreement, "Confidential Information" shall mean any trade secret, information, process, technique, algorithm, computer program (source and object codes), design, drawing formula, test data, business development and marketing plans and concepts, records and files, financial data and budgetary information, income or sales data or projections, customer lists, information regarding customers, facilities, suppliers, plans or market analysis which is provided by either party in writing or in electronic form.

     7.2  Each party covenants, and agrees that:

          (a) It will not, at any time, reveal, divulge, or make known to any person, firm, corporation, or other entity any Confidential Information of the other party;

          (b) It will not publish, communicate, divulge, disclose or use such information for any purpose not authorized by the other party, nor make copies or disclose in any manner Confidential Information to any third party without prior written consent of the other party;

          (c) It will not use the Confidential Information of the other party for any purpose except to the extent required to accomplish the intent of this Agreement; and

          (d) It will return to the other party or destroy any documents (including copies, if any) containing Confidential Information of the other party after the need for such information has expired, or upon the request of the other party, and, in any event, upon completion or termination of this Agreement.

     7.3 Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own trade secrets, with respect to the Confidential Information which it receives and shall disclose Confidential Information on a need to know basis only to its subsidiary, agent or subcontractor who is obligated to treat the Confidential Information in a manner consistent with all the obligations of this Agreement.

     7.4 The term "Confidential Information" does not include information which the receiving party can demonstrate:

          (a) Is now or hereafter becomes available in the public domain, to the publishing trade, or within the internet industry without improper disclosure by the receiving party;

          (b) Is known to the receiving party at the time of receipt of such information;

          (c) Is furnished to the receiving party by a third party without a violation of this Agreement;

          (d) Is the subject of written permission to disclose provided by the other party; and

          (e) Is independently acquired or developed by the receiving party, its employees, agents, affiliates or advisors.

     7.5 Each party agrees that any breach of obligations under this Section 7 shall be a material breach of this Agreement and result in irreparable harm to the non-disclosing party for which damages would be an inadequate remedy and, in addition to the rights and remedies otherwise available at law, the non-disclosing party shall be entitled to equitable relief, including injunction, in the event of such breach.

     7.6 The obligations contained in this Section 7, notwithstanding any other provision of this Agreement, shall terminate and end, absolutely, one (1) year after the date of termination or expiration of this Agreement.

     7.7 The obligations contained in this Section 7 shall not apply to any confidential information which is required to be disclosed by either party as a result of law, regulation, court order or other legal process, provided that the party required to make such disclosure shall give prompt notice, and in all events prior to such disclosure, to the other party of the requirement of disclosure and all material information relevant thereto to enable such party to seek an appropriate protective order or other relief from an appropriate court or agency.

8.  INDEMNIFICATION
    ---------------

     8.1 Rodale shall indemnify MotherNature and hold MotherNature harmless from and against any and all liabilities, losses, damages, claims, payments, judgments, costs and expenses (including attorneys' fees) suffered or incurred by MotherNature as a result of any claim or cause of action arising out of or relating to:

          (a) Rodale's performance or failure to perform its obligations under this Agreement; or

          (b) Arising out of any breach or alleged breach of Rodale's covenants, representations and warranties contained in Section 6 of this Agreement; or

          (c) Arising out of any claim by any user of the Internet Site that the Content caused personal injury or illness, provided, however, that there shall be excluded from indemnification obligation imposed by this Section 8.1(c):

               (i) Claims founded solely upon the use or ingestion of products sold or supplied by MotherNature; and

               (ii) Claims arising from any editorial Excerpting of Content by MotherNature which failed to maintain the editorial integrity of the health information contained in the Content from which the Excerpt was taken or created.

     8.2 MotherNature shall indemnify Rodale and hold Rodale harmless from and against any and all liabilities, losses, damages, claims, payments, judgments, costs and expenses (including attorneys' fees) suffered or incurred by Rodale as a result of:

          (a) Any claim or cause of action arising out of or relating to MotherNature's performance or failure to perform its obligations under this Agreement; or

          (b) Arising out of any breach or alleged breach of MotherNature's representations, warranties and covenants contained in Section 6 of this Agreement; or

          (c) Any claim or cause of action against Rodale, except for any claim or cause of action relating to Content included on the Internet Site in compliance with this Agreement, alleging that anything contained in the Internet Site infringes upon the rights of any party, is libelous, is obscene, violates the copyrights, trademarks, intellectual property rights, rights of privacy or rights of publicity of any party whatsoever.

          (d) Any claim or cause of action against Rodale alleging that

               (i) The performance of any of the matters provided for in this Agreement is contrary to any material statute, rule, regulation or order, the violation of which would have a material adverse affect on MotherNature's or Rodale's business or operations or the activities of the parties with reference to the Internet Site, fail to comply with all then current material laws relating to the promotion and sale of drugs, dietary supplements, herbal products, vitamins and minerals as governed by the Food and Drug Administration and the Federal Trade Commission.

9.  DEFAULT
    -------

     9.1  Default means:

          (a) The failure of either party to perform any material obligation under this Agreement which failure is not remedied within thirty (30) days after receipt of written notice from the other party demanding such remedy; or

          (b) The failure of either party to indemnify and hold the other harmless in accordance with Section 8 of this Agreement, which failure to provide indemnity shall not be remedied within thirty (30) days after receipt of written notice demanding such indemnity; or

          (c) The entry of any judgment, final order or decree against either party with respect to any matter which is the subject of indemnification by the other party under Section 8 of this Agreement.

9A.  CHANGE OF CONTROL
     -----------------

     9A.1 MotherNature shall give Rodale notice of the occurrence of a Change of Control of MotherNature. Within thirty (30) days after Rodale's receipt of such notice Rodale may elect to exercise its rights under this Section 9A.1. If Rodale elects to exercise its rights, then, following, the expiration of thirty
(30) days following the giving of such notice: the license granted to MotherNature by Section 4.1 of this Agreement to access Rodale's customer database shall be limited to only customer name, address, and e-mail address selections for the purpose of promoting visits to the Internet Site. Specifically, access to the Rodale customer database for ad hoc customer analysis purposes shall terminate. The successor to, or party acquiring control, of MotherNature shall, likewise, give to Rodale thirty (30) days notice of a second or subsequent Change of Control, and Rodale's rights under this
Section 9A.1 shall again be exercisable in respect to such second or subsequent Change of Control.

     9A.2 If during the period of twelve (12) consecutive months following a Change of Control of MotherNature, the revenue received by Rodale from the sale of Books (pursuant to Sections 3.4(b) and 3.4(c) of this Agreement) declines by twenty-five (25%) percent or more from the revenue received by Rodale from the sale of Rodale Books during the period of twelve (12) consecutive months preceding the Change of Control of MotherNature, Rodale may give notice thereof to MotherNature. Upon the expiration of thirty (30) days following the giving of such notice, all Exclusive rights and licenses granted by Rodale to MotherNature under this Agreement shall become non-exclusive unless MotherNature, during such thirty (30) day period, pays to Rodale a sum of money equal to the difference between the Book sale revenue by Rodale during the twelve (12) month period after the Change of Control of MotherNature, and seventy-five (75%) percent of the

Book sale revenue received by Rodale during the twelve (12) months preceding the Change of Control of MotherNature. Rodale's rights under this Section 9A.2 are exercisable annually, in respect of each anniversary of the Change of Control of MotherNature during the remainder of the term of this Agreement.



10.  TERMINATION
     -----------

     10.1 This Agreement may be terminated by written notice from the terminating party to the non-terminating party, notwithstanding any other provision of this Agreement, upon the occurrence of any of the following events:

          (a) By either party, upon the expiration of the term set forth in
Section 2.1 above;

          (b) By either party, in the event of default by the other;

          (c) By Rodale, in the event that the Internet Site is not available to consumers for a period of at least seven (7) consecutive days at any time during the term of this Agreement (after initial launch of the Internet Site), and the Internet Site has not been restored to functionality substantially equivalent to its functionality prior to the interruption within a period of an additional seven (7) consecutive days following notice by Rodale to MotherNature requesting that the interruption be cured; provided, however, that Rodale shall not have the right to terminate this Agreement if the interruption of the availability of the Internet Site to consumers is caused by:

               (i)  An act of God; or

               (ii) Acts of third parties beyond MotherNature's control, and such third party acts are not due to the violation of any law or regulation by MotherNature;

          (d) By Rodale, in the event that MotherNature fails to provide updated Content to the Internet Site for a period in excess of thirty (30) days at any time during the term of this Agreement; and such failure to provide updated Content is not cured within five (5) days of notice from Rodale to MotherNature.

          (e) By either party, in the event that bankruptcy, receivership, liquidation or Chapter 11 proceedings are filed against either party to this Agreement which is not stayed or discharged within thirty (30) days of commencement;

          (f) By Rodale, in the event that the Internet Site advertises, sells or promotes the sale of alcohol (excluding beer or wine), tobacco products, or non-organic fertilizers, and such advertising or promotion is not removed from the Internet Site within fifteen (15) days notice from Rodale to MotherNature requesting such removal.

     10.2  Effect of Expiration or Termination.  Upon the expiration or
           -----------------------------------
termination of this Agreement:

          (a) Cessation of Activities.  Each party shall cease to perform all
              -----------------------
services for the other party as described in this Agreement. Each party shall discontinue any promotional services for or on behalf of the other.

          (b) Survival.  The rights and obligations of the parties under the
              --------
following Sections shall survive any expiration or termination of this
Agreement:  Sections 6, 7, 8, 10 and 12.

          (c) Trademark.  MotherNature shall remove the Trademark from its
              ---------
Internet Site and shall have no further right to use the Trademark pursuant to the license granted under this Agreement.

          (d) MotherNature shall, at Rodale's option: (1) return to Rodale all of the Content (including Modifications) or (2) destroy all of the Content and Modifications, which destruction shall be certified by the Affidavit of the Chief Executive Officer of MotherNature. MotherNature shall make no further use, display or reproduction of the Content or Modifications; MotherNature shall make no derivative works of the Content; and all rights with respect to the Content and Modifications shall revert exclusively to Rodale, in all media.

          (e) MotherNature shall promptly execute and deliver to Rodale any document(s) requested by Rodale to accomplish the objectives of this Section 10.2.

11.  NON-COMPETITION
     ---------------

     11.1 During the term of this Agreement, MotherNature agrees that it shall not directly or indirectly through a subsidiary, affiliate or joint venture:

          (a) Publish for distribution and sale to the general public print Books or print magazines (excluding online materials that may be printed from a computer) on the subjects of health, vitamins, minerals, dietary supplements, medicinal herbs, natural healing, alternative medicine (including aromatherapy and homeopathy), cooking, home health remedies, pets or gardening, except upon the prior written consent of Rodale.

               (i) Notwithstanding the foregoing, in the event that during of this Agreement, MotherNature proposes to publish a magazine on the subjects health, vitamins, minerals, dietary supplements, medicinal herbs, natural healing, alternative medicine (including aromatherapy and homeopathy), cooking, home health remedies, pets or gardening, then the following shall apply:

                    (1) MotherNature shall first offer to Rodale the right to act as publisher of the magazine. For a period of not less than ninety (90) days, Rodale and MotherNature shall negotiate, in best faith efforts, to reach agreement as to the publication and distribution of the proposed magazine by Rodale on MotherNature's behalf. In the event that MotherNature and Rodale are, notwithstanding best faith efforts, unable to reach agreement as to Rodale's publication of such magazine, then MotherNature shall be free to negotiate with any third party for the publication of that magazine. In the event that the magazine is published by any party other than Rodale, then MotherNature agrees and acknowledges that the Content may not be used in the proposed magazine in any way, it being the intention of the parties that a magazine published by any party other than Rodale shall have editorial content which is not the Content, derivatives of the Content or modifications of the Content in any respect.

          (b) Engage in the business of selling to employer intranets health information which does not also offer products for sale.

     11.2 During the term of this Agreement, Rodale agrees that it shall not directly or indirectly through a subsidiary, affiliate or joint venture:

          (a) Engage in the sale to consumers of vitamins, minerals, dietary supplements, medicinal herbs, minerals, drugstore products (over the counter and prescription products which are ingested or topically applied), or aromatherapy or homeopathy products; or

          (b) Invest in or acquire any other entity that is a Competitor under the meaning of Section 1.5 hereof; provided, however, that Rodale shall not be deemed to be in violation of this Section 11.2 solely by virtue of its beneficial ownership of less than two and one-half (2.5%) percent of the outstanding securities of any corporation whose securities are traded on a national securities exchange.

12.  MISCELLANEOUS
     -------------

     12.1  Service Interruptions.  MotherNature and Rodale will endeavor to keep
           ---------------------
their respective websites and services operational at all time, but certain technical difficulties may, from time to time, result in temporary service interruptions. Neither party shall be liable to the other for any consequences of such service interruptions.

     12.2  Assignment.  Neither party may assign or transfer any of the rights,
           ----------
duties or obligations hereunder to any party without the prior written consent of the other. Subject to Section 9A., MotherNature may, without such consent, assign its rights, duties or obligation hereunder to an acquirer of MotherNature in connection with a Change of Control of MotherNature.

     12.3  Relationship of Parties.  Rodale and MotherNature are independent
           -----------------------
contractors and nothing in this Agreement is intended or will create any form of partnership, joint venture, agency, franchise, sales representative or employment relationship between the parties. Neither party has the authority, without the other party's prior written approval, to bind or commit the other party in any way.

     12.4  Waiver.  No waiver of any provision of the Agreement shall be
           ------
effective unless made in writing. No waiver of any breach of any provision of the Agreement shall constitute a waiver of any subsequent breach of the same or any other provision of the Agreement.

     12.5  Governing Law and Dispute Resolution.  Any dispute regarding the
           ------------------------------------
interpretation or validity hereof shall be governed by the laws of the Commonwealth of Pennsylvania, U.S.A., exclusive of that body of law relating to choice of law.

     12.6  Severability.  The provisions of this Agreement are severable.  If
           ------------
any one (1) or more such provisions are judicially determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions or portions of the Agreement shall be binding on and enforceable by and between the parties hereto.

     12.7  Audit.  Each party shall have the right to audit or have its
           -----
representatives audit the books and records of the other to assure compliance with the provisions of this Agreement. In the event of any discrepancy discovered by such audit, the amount of the discrepancy shall immediately be paid, and in the event that such discrepancy exceeds five (5%) percent, the audited party shall pay the reasonable costs of the audit not to exceed Two Thousand Five Hundred ($2,500.00) Dollars.

Audit rights may be exercised at the business location of either party hereto and shall be exercisable on five (5) days notice during normal business hours.

     12.8  Notices.  All notices required or permitted under this Agreement will
           -------
be in writing, will reference this Agreement and will be deemed given: (a) when actually delivered; (b) when sent by confirmed facsimile; or (c) the next business day after deposit with a commercial overnight carrier specifying next-day delivery, with written verification of receipt. All communications will be sent to the addresses set forth below or to such other address as may designated by a party by giving written notice to the other party pursuant to this Section 12.8:

     If to Rodale:       Chief Financial Officer
     ------------
                         Rodale Inc.
                         33 East Minor Street
                         Emmaus, PA  18098-0099
                         Phone:  (610) 967-8251
                         Fax:    (610) 967-9154

     with a copy to:     Paul A. McGinley, Esquire
     --------------
                         Gross, McGinley, LaBarre & Eaton, LLP
                         33 South 7th Street
                         P.O. Box 4060
                         Allentown, PA  18101
                         Phone:  (610) 820-5450
                         Fax:    (610) 820-6006

     If to MotherNature: Chief Financial Officer
     ------------------
                         MotherNature.com, Inc.
                         One Concord Farms, Second Floor
                         490 Virginia Road
                         Concord, MA  01742
                         Phone:  (978) 929-2020
                         Fax:    (209) 797-6335

     with a copy to:     Howard S. Rosenblum, Esquire
     --------------
                         Testa, Hurwitz & Thibeault, LLP
                         125 High Street
                         Boston, MA  02110-2704
                         Phone:  (617) 248-7000
                         Fax:    (617) 248-7100

     12.9  Counterparts.  This Agreement may be executed in two (2) or more
           ------------
counterparts, each of which shall be deemed an original and which together shall constitute one (1) instrument.

     12.10  Licenses.  The granting of rights by Rodale to MotherNature under
            --------
this Agreement shall be deemed to be the granting of royalty-free, worldwide licenses in the English or Spanish language, as published by Rodale, for the applicable terms of such rights.

     12.11  Publicity.  Neither Rodale nor MotherNature shall, without the
            ---------
consent and advance approval of the other party, issue any publicity releases, statements, or announcement concerning this Agreement or the transactions contemplated hereby; provided that any such release, statement and/or announcement may be made by either Rodale or MotherNature pursuant to any governmental or regulatory requirement (but only after a reasonable attempt to coordinate such release or announcement with the other party).

     12.12  Entire Agreement.  This Agreement, that certain Stock Purchase
            ----------------
Agreement entered into between Rodale and MotherNature constitute the entire agreement between the parties and supersedes all prior agreements and understandings between them relating to the subject matter hereof. No modifications of the Agreement shall be binding on either party unless it is in writing and signed by the party to be charged.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written, intending to be legally bound hereby.


                              RODALE INC.


                              BY:    /s/ Placido Corpora
                                     -------------------------------------
                              Name:
                                     -------------------------------------
                              Title:
                                     -------------------------------------



                              MOTHERNATURE.COM, INC.


                              BY:    /s/ Michael Barach
                                     -------------------------------------
                              Name:
                                     -------------------------------------
                              Title:
                                     -------------------------------------

                                                                      Schedule A

                         Rodale Inc. & Mothernature.com
                            Summary of Rodale titles


                                      Title
--------------------------------------------------------------------------------

1  Age Erasers for Men
--------------------------------------------------------------------------------

2  Age Erasers for Women
--------------------------------------------------------------------------------

3  Age Protectors
--------------------------------------------------------------------------------

4  Allergy Self-Help Cookbook
--------------------------------------------------------------------------------

5  Banish Your Belly
--------------------------------------------------------------------------------

6  Bicycling Magazine's Basic Maintenance and Repair
--------------------------------------------------------------------------------

7  Bicycling Magazine's Bicycle Commuting Made Easy
--------------------------------------------------------------------------------

8  Bicycling Magazine's Bike Touring in the '90s
--------------------------------------------------------------------------------

9  Bicycling Magazine's Complete Guide to Bicycle Maintenance and Repair
--------------------------------------------------------------------------------

10  Bicycling Magazines Complete Book of Road Cycling Skills
--------------------------------------------------------------------------------

11  Bicycling Magazine's Cycling for Women
--------------------------------------------------------------------------------

12  Bicycling Magazine's Long-Distance Cycling
--------------------------------------------------------------------------------

13  Bicycling Magazine's Mountain Biking Skills
--------------------------------------------------------------------------------

14  Bicycling Magazine's Nutrition for Cyclists
--------------------------------------------------------------------------------

15  Bicycling Magazine' 600 Tips for Better Bicycling
--------------------------------------------------------------------------------

16  Bicycling Magazine's Training for Fitness and Endurance
--------------------------------------------------------------------------------

17  Bicycling Magazine's Training Techniques for Cycling
--------------------------------------------------------------------------------

18  Body Shaping
--------------------------------------------------------------------------------

19  Carnitine Defense
--------------------------------------------------------------------------------

20  Cholesterol Cures
--------------------------------------------------------------------------------

21  Complete Book of Alternative Nutrition, The
--------------------------------------------------------------------------------

22  Complete Book of Natural and Medicinal Cures, The
--------------------------------------------------------------------------------

23  Disease Free
--------------------------------------------------------------------------------

24  Disease Free at 60-Plus
--------------------------------------------------------------------------------

25  Doctor's Book of Home Remedies
--------------------------------------------------------------------------------

26  Doctor's Book of Home Remedies (Spanish Edition)
--------------------------------------------------------------------------------

27  Doctor's Book of Home Remedies for Children
--------------------------------------------------------------------------------

28  Doctor's Book of Home Remedies for Children (Spanish Edition)
--------------------------------------------------------------------------------

                                                                      Schedule A

                         Rodale Inc. & Mothernature.com
                            Summary of Rodale titles

                                     Title
--------------------------------------------------------------------------------
29  Doctor's Book of Home Remedies for Men
--------------------------------------------------------------------------------

30  Doctor's Book of Home Remedies for Preventing Disease
--------------------------------------------------------------------------------

31  Doctor's Book of Home Remedies for Seniors
--------------------------------------------------------------------------------

32  Doctor's Book of Home Remedies for Women
--------------------------------------------------------------------------------

33  Doctor's Book of Home Remedies 11
--------------------------------------------------------------------------------

34  Doctor's Book of Home Remedies 11 (Spanish Edition)
--------------------------------------------------------------------------------

35  Dr.'s Duke's Essential Herbs
--------------------------------------------------------------------------------

36  Extraordinary Togetherness
--------------------------------------------------------------------------------

37  Fabulous Fat-Free Cooking
--------------------------------------------------------------------------------

38  Fat to Form at Any Age
--------------------------------------------------------------------------------

39  Female Body: An Owner's Manual
--------------------------------------------------------------------------------

40  Fitness Instinct, The
--------------------------------------------------------------------------------

41  Food and You
--------------------------------------------------------------------------------

42  Food For The Spirit
--------------------------------------------------------------------------------

43  French Culinary Institute's Salute to Healthy Cooking
--------------------------------------------------------------------------------

44  Goal!
--------------------------------------------------------------------------------

45  Green Pharmacy, The
--------------------------------------------------------------------------------

46  Green Pharmacy, The
--------------------------------------------------------------------------------

47  Curas de la cocina latina (Cures from the Latin Kitchen)
--------------------------------------------------------------------------------

48  Curas naturales (Natural Cures)
--------------------------------------------------------------------------------

49  Curas para el colesterol alto (Cures for High Cholesterol)
--------------------------------------------------------------------------------

50  Hierbas milagrosas (Miracle Herbs)
--------------------------------------------------------------------------------

51  Los mejores remedios caseros (The Best Home Remedies)
--------------------------------------------------------------------------------

52  Secretos de la juventud para la mujer (Youth Secrets for Women)
--------------------------------------------------------------------------------

53  Su peso ideal (Your Perfect Weight)
--------------------------------------------------------------------------------

54  Tips-de belleza naturales (Natural Beauty Tips)
--------------------------------------------------------------------------------

55  Hal Higdon's How To Train
--------------------------------------------------------------------------------

56  Hal Higdon's Smart Running
--------------------------------------------------------------------------------

                                                                      Schedule A

                         Rodale Inc. & Mothernature.com
                            Summary of Rodale titles

                                     Title
--------------------------------------------------------------------------------
57  Healing Art of Sports Massage, The
--------------------------------------------------------------------------------

58  Healing Foods, The (Spanish Edition)
--------------------------------------------------------------------------------

59  Healing Herbs, The
--------------------------------------------------------------------------------

60  Healing Herbs, The (Spanish Edition)
--------------------------------------------------------------------------------

61  Healing with Motion
--------------------------------------------------------------------------------

62  Health and Healing for African-Americans
--------------------------------------------------------------------------------

63  Health Hints for Women
--------------------------------------------------------------------------------

64  Healthy Cooking for Two (or Just You)
--------------------------------------------------------------------------------

65  Healthy Homestyle Cooking
--------------------------------------------------------------------------------

66  Healthy Hometown Favorites
--------------------------------------------------------------------------------

67  Herbs For Health & Healing
--------------------------------------------------------------------------------

68  Home Remedies: What Works
--------------------------------------------------------------------------------

69  Home Remedies from the Country Doctor
--------------------------------------------------------------------------------

70  Jacques Pepin's Simple and Healthy Cooking
--------------------------------------------------------------------------------

71  Jeanne Jones' Healthy Cooking for People Who Don't Have Time To Cook
--------------------------------------------------------------------------------

72  Jeanne Jones' Homestyle Cooking Made Healthy
--------------------------------------------------------------------------------

73  Joan Samuelson's Running for Women
--------------------------------------------------------------------------------

74  Lifetime of Sex
--------------------------------------------------------------------------------

75  Low-Fat Living
--------------------------------------------------------------------------------

76  Low-Fat Living Cookbook, The
--------------------------------------------------------------------------------

77  Male Body: An Owner's Manual
--------------------------------------------------------------------------------

78  Marathon
--------------------------------------------------------------------------------

79  Masters Running and Racing
--------------------------------------------------------------------------------

80  Men's Health Guide to Peak Conditioning, The
--------------------------------------------------------------------------------

81  Men's Health Improvement Gdes: Command Respect
--------------------------------------------------------------------------------

82  Men's Health Improvement Gdes: Death Defiers
--------------------------------------------------------------------------------

83  Men's Health Improvement Gdes: Fight Fat
--------------------------------------------------------------------------------

84  Men's Health Improvement Gdes: Food Smart
--------------------------------------------------------------------------------

                                                                      Schedule A

                         Rodale Inc. & Mothernature.com
                            Summary of Rodale titles

                                     Title
--------------------------------------------------------------------------------
85  Men's Health Improvement Gdes: Good Loving
--------------------------------------------------------------------------------

86  Men's Health Improvement Gdes: Healing Power
--------------------------------------------------------------------------------

87  Men's Health Improvement Gdes: Maximum Style
--------------------------------------------------------------------------------

88  Men's Health Improvement Gdes: Money Savvy
--------------------------------------------------------------------------------

89  Men's Health Improvement Gdes: Powerfully Fit
--------------------------------------------------------------------------------

90  Men's Health Improvement Gdes: Sex Secrets
--------------------------------------------------------------------------------

91  Men's Health Improvement Gdes: Stress Blasters
--------------------------------------------------------------------------------

92  Men's Health Improvement Gdes: Stronger Faster
--------------------------------------------------------------------------------

93  Men's Health Improvement Gdes: Symptom Solver
--------------------------------------------------------------------------------

94  Men's Health Improvement Gdes: Vitamin Vitality
--------------------------------------------------------------------------------

95  Mental Training for Peak Performance
--------------------------------------------------------------------------------

96  Mountain Bike Like a Champion
--------------------------------------------------------------------------------

97  Mountain Bike Magazine's Complete Gde to Mountain Biking Skills
--------------------------------------------------------------------------------

98  Natural Medicine for Allergies
--------------------------------------------------------------------------------

99  Natural Medicine for Arthritis
--------------------------------------------------------------------------------

100  Natural Medicine for Back Pain
--------------------------------------------------------------------------------

101  Natural Medicine for Heart Disease
--------------------------------------------------------------------------------

102  Natural Prescriptions for Women
--------------------------------------------------------------------------------

103  Nature's Cures
--------------------------------------------------------------------------------

104  Nature's Medicines
--------------------------------------------------------------------------------

105  New Choices in Natural Healing
--------------------------------------------------------------------------------

106  Now Choices In Natural Healing for Women
--------------------------------------------------------------------------------

107  New Classics Cookbook, The
--------------------------------------------------------------------------------

108  New Vegetarian Cuisine
--------------------------------------------------------------------------------

109  100% Pleasure
--------------------------------------------------------------------------------

110  On The Run
--------------------------------------------------------------------------------

111  Pain Remedies
--------------------------------------------------------------------------------

112  Power Foods
--------------------------------------------------------------------------------

                                                                      Schedule A

                         Rodale Inc. & Mothernature.com
                            Summary of Rodale titles

                                     Title
--------------------------------------------------------------------------------
113  Power of 5, The
--------------------------------------------------------------------------------

114  Practical Encyclopedia of Sex and Health, The
--------------------------------------------------------------------------------

115  Prevention Magazine's Nutrition Advisor
--------------------------------------------------------------------------------

116  PV Mag's Quick and Hlthy Low-Fat Cooking: Easy One-Dish Meals
--------------------------------------------------------------------------------

117  PV Mag's Quick and Hlthy Low-Fat Cooking: Fabulous No-Guilt Desserts
--------------------------------------------------------------------------------

118  PV Mag's Quick and Hlthy Low-Fat Cooking: Healthy Home Cooking
--------------------------------------------------------------------------------

119  PV Mag's Quick and Hlthy Low-Fat Cooking: Healthy Italian Cooking
--------------------------------------------------------------------------------

120  PV Mag's Quick and Hlthy Low-Fat Cooking: Light Ways with Poultry
--------------------------------------------------------------------------------

121  PV Mag's Quick and Hlthy Low-Fat Cooking: Pastas and Sauces
--------------------------------------------------------------------------------

122  Prevention's Freezer Cookbook
--------------------------------------------------------------------------------

123  Prevention's Healing With Vitamins
--------------------------------------------------------------------------------

124  Prevention's Health Guaranteed Cookbook
--------------------------------------------------------------------------------

125  Prevention's Healthy One-Dish Meals in Minutes
--------------------------------------------------------------------------------

126  Prevention's Healthy Weeknight Meals in Minutes
--------------------------------------------------------------------------------

127  Prevention's Low-Fat, Low-Cost Cookbook
--------------------------------------------------------------------------------

128  Prevention's Low-Fat Italian Favorites
--------------------------------------------------------------------------------

129  Prevention's New Foods for Healing
--------------------------------------------------------------------------------

130  Prevention's Q&H Low-Fat Cooking: Featuring All-American Food
--------------------------------------------------------------------------------

131 Prevention's Q&H Low-Fat Cooking: Featuring Healthy Cuisines from the Mediterranean
--------------------------------------------------------------------------------

132 Prevention's Q&H Low-Fat Cooking: From Entertaining to Everyday, Over 200 Delicious Recipes
--------------------------------------------------------------------------------

133  Prevention's Stop Dieting and Lose Weight Cookbook
--------------------------------------------------------------------------------

134  Prevention's The Healthy Cook
--------------------------------------------------------------------------------

135  Prevention's Your Perfect Weight
--------------------------------------------------------------------------------

136  Principles of Running, The
--------------------------------------------------------------------------------

137  Renewal
--------------------------------------------------------------------------------

139  Run-Fast
--------------------------------------------------------------------------------

139  Runners Book of Training Secrets, The
--------------------------------------------------------------------------------

140  Running to Win
--------------------------------------------------------------------------------

                                                                      Schedule A

                         Rodale Inc. & Mothernature.com
                            Summary of Rodale titles


                                     Title
--------------------------------------------------------------------------------
141  Runner's World Complete Book of Running
--------------------------------------------------------------------------------

142  Running Injury Free
--------------------------------------------------------------------------------

143  Scott Tinley's Winning Guide to Sports Endurance
--------------------------------------------------------------------------------

144  Sex: A Man's Guide
--------------------------------------------------------------------------------

145  Steven Raichlen's Healthy Latin Cooking
--------------------------------------------------------------------------------

146  Steven Raichlen's Healthy Latin Cooking (Spanish Edition)
--------------------------------------------------------------------------------

147  Stress Remedies
--------------------------------------------------------------------------------

148  Symptoms: Their Causes and Cures (English Edition)
--------------------------------------------------------------------------------

149  Symptoms: Their Causes and Cures (Spanish Edition)
--------------------------------------------------------------------------------

150  Total Health for Men
--------------------------------------------------------------------------------

151  Total Health for Women
--------------------------------------------------------------------------------

152  Trailside's Hints and Tips for Outdoor Adventure
--------------------------------------------------------------------------------

153  Trailside's Trail Food
--------------------------------------------------------------------------------

154  Visual Encyclopedia of Natural Healing, The
--------------------------------------------------------------------------------

155  When a Man Turns Forty
--------------------------------------------------------------------------------

156  Woman's Book of Healing Herbs, The
--------------------------------------------------------------------------------

157  Women's Encyclopedia of Health and Emotional Healing (Spanish Edition)
--------------------------------------------------------------------------------

158  Yoga of the Heart
--------------------------------------------------------------------------------

159  Young Skin for Life
--------------------------------------------------------------------------------

160  Your Family Will Love It! Cookbook
--------------------------------------------------------------------------------

                             MOTHERNATURE.COM, INC.



                                          As of September 17, 1999


To:  Rodale Inc. (the "Purchaser")

Re:  Purchase of Common Stock

Ladies and Gentlemen:

     MotherNature.com, Inc., a Delaware corporation (the "Company"), hereby agrees with you as follows:

                                    ARTICLE I

                     PURCHASE, SALE AND TERMS OF THE SHARES

     1.01.  The Shares.  The Company has authorized the issuance and sale of
            --- ------
7,269,285 shares (the "Shares") of authorized but unissued shares of Common Stock, $.01 par value per share (the "Common Stock"), to the Purchaser.

     1.02.  Purchase and Sale of the Shares.
            -------- --- ---- -- --- ------

     (a) The Closing.  The Company agrees to issue and sell to the Purchaser,
         -----------
and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchaser agrees to purchase, the Shares for the consideration (the "Consideration") described in subsection (b) below. Such purchase and sale shall take place at a closing (the "Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, no later than 5 business days after the satisfaction or (subject to applicable law) waiver of the conditions set forth in Articles III and IIIA (excluding conditions that by their terms cannot be satisfied until the Closing), or on such other date and at such time as may be mutually agreed upon between the Company and the Purchaser. At the Closing, the Company will issue and deliver a certificate evidencing the Shares sold at the Closing, against payment of the full purchase price therefor by the delivery by the Purchaser of the Consideration.

     (b) Consideration.  The Consideration for the Shares shall be the license
         -------------
and marketing agreements set forth in a certain Content License and Marketing Agreement between the Company and the Purchaser (the "License Agreement"), such License Agreement to be in the form attached as Exhibit 1.02(a) hereto. The
                                                ---------------
Company and the Purchaser agree that a portion of the value of such Consideration shall be allocated to various intangible assets which are expected to be amortized over periods not to exceed the term of the License Agreement and the rights granted thereunder.

                                   ARTICLE II

                        REPRESENTATIONS BY THE PURCHASER

     The Purchaser represents that: (a) it will acquire the Shares to be acquired by it for its own account and that such Shares are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof; subject, nevertheless, to the condition that the disposition
                   ---------------------
of the property of the Purchaser shall at all times be within its control; (b) the execution of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (if any) on the part of the Purchaser, and this Agreement has been duly executed and delivered, and constitutes a valid, legal, binding and enforceable agreement of the Purchaser; (c) it is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act; (d) it is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act; and (e) it has taken no action which would give rise to any claim by any other person for any other person for any brokerage commissions, finders' fees or the like relating to this Agreement or the transaction contemplated hereby. The acquisition by the Purchaser of the Shares shall constitute a confirmation of the representations and warranties made by the Purchaser. The Purchaser further represents that it understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 as promulgated by the Securities and Exchange Commission, all certificates evidencing any of the Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933 or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution or resale, and may not be mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such securities under the Securities Act of 1933 and applicable state securities laws, or the availability of an exemption from the registration provisions of the Securities Act of 1933 and applicable state securities laws."

     The Purchaser further hereby represents, warrants and covenants to the Company with respect to its purchase of the Shares hereunder as follows:

     (a) Purchaser acknowledges that in purchasing the Shares it must be prepared to continue to bear the economic risk of such investment for an indefinite period of time because the Shares have not been registered under the Securities Act and cannot be sold unless they are subsequently registered under the Securities Act and applicable state laws, or unless exemptions from such registrations are available.

     (b) Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, could afford a complete loss of such investment.

     (c) Purchaser acknowledges that it and its attorneys, accountants and other advisers and representatives have reviewed and analyzed this Agreement, have been offered the opportunity to review the documents related thereto, and have been offered access to such other information relevant to an investment in the Shares as they have desired. Purchaser acknowledges that it and its attorneys, accountants and other advisers and representatives have had an opportunity to ask questions of, and receive answers from, a person acting on behalf of the Company concerning such investment and that all such questions have been answered to the full satisfaction of the Purchaser and such attorneys, accountants, advisers and representatives.

     (d) Purchaser acknowledges that the Shares have not been registered under the Securities Act in reliance upon exemptions therefrom provided by Regulation D, and understands that the Shares have not been approved or disapproved by the Securities and Exchange Commission or any other Federal or state agency.

     (e) Purchaser has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Shares and has evaluated the risk of investing in the Shares.

     (f) The foregoing representations, warranties, agreements, undertakings and acknowledgments are made by the Purchaser, and the information furnished herein has been so furnished with the intent that the same will be relied upon by the Company in determining Purchaser's suitability as a purchaser of the Shares and such representations, warranties, agreements, undertakings, acknowledgments and information will be true and accurate in all material respects as of, and the Purchaser acknowledges that such representations and warranties shall survive, the Closing and the purchase of the Shares by the Purchaser. The Purchaser undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to it set forth herein prior to the Closing.

                                  ARTICLE III

                     CONDITIONS TO PURCHASER'S OBLIGATIONS'

     The obligation of the Purchaser to purchase and pay for the Shares at the Closing is subject to the following conditions:

     3.01.  Representations and Warranties.  Each of the representations and
            ------------------------------
warranties of the Company set forth in Article IV hereof shall be true as of the date hereof.

     3.02.  Documentation at Closing.  The Purchaser shall have received prior
            ------------------------
to or at the Closing all of the following, each in form and substance satisfactory to the Purchaser and its counsel, and all of the following events shall have occurred prior to or simultaneous with the Closing to the satisfaction of the Purchaser:

     (a) A copy of all charter documents of the Company certified by the Secretary of State of the State of Delaware, a certified copy of the resolutions of the Board of Directors and, if required, the stockholders of the Company, evidencing approval of this Agreement, the Transaction Documents (as defined below), the authorization for issuance, sale and delivery of the Shares, and other matters contemplated hereby, certified copy of the By-laws of the Company, and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement and issuance of the Shares.

     (b) A certificate of the Secretary or an Assistant Secretary of the Company stating the names of the officers of the Company authorized to sign this Agreement, the certificates for the Shares, and the other documents or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers. The Purchaser may conclusively rely on such certificate until it shall receive a further certificate of the Secretary or Assistant Secretary of the Company canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

     (c) A certificate from the President or Treasurer of the Company stating that the representations and warranties of the Company contained in Article IV hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby were true and correct as of the date hereof and that all conditions required to be performed by the Company prior to or at such Closing have been performed.

     (d) An Instrument of Accession to the Second Amended and Restated Stockholders Agreement, in the form set forth in Exhibit 3.02(d) (the
                                                 ---------------
"Instrument of Accession"), shall have been executed by the Purchaser and the Company.

     (e) Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement, in the form set forth in Exhibit 3.02(e), shall have been executed by
                                    ---------------
the parties named therein (the "Amendment No. 1"; the Second Amended and Restated Registration Rights Agreement, as amended by Amendment No. 1, is referred to herein as the "Registration Rights Agreement"; Amendment No. 1, together with this Agreement and the Instrument of Accession, the "Transaction Documents").

     (f) The License Agreement shall have been executed and delivered by the Purchaser and the Company.

     (g) A Certificate of Amendment to the Certificate of Incorporation of the Company providing for the authorization of the Shares (the "Charter Amendment") shall have been filed with the Secretary of State of the State of Delaware.

     (h) Certificates of Good Standing of the Company from the State of Delaware, the Commonwealth of Pennsylvania, and the Commonwealth of Massachusetts.

     3.03. Consents, Waivers, etc. Prior to the Closing, the Company shall have
           ----------------------
obtained all consents or waivers, if any, necessary to execute and deliver this Agreement, execute and deliver the Transaction Documents and the License Agreement, issue the Shares and carry out the transactions contemplated hereby and thereby, and all such consents and waivers shall be in full force and effect. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filing that may be required under federal and state securities laws. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing. In addition to the documents set forth above, the Company shall have provided the Purchaser with any other information or copies of documents that it may reasonably request.


                                  ARTICLE IIIA

                    CONDITIONS TO THE COMPANY'S OBLIGATIONS

     The obligation of the Company to issue and sell the Shares at the Closing is subject to the following conditions:

     3A.01.  Representations and Warranties.  Each of the representations and
             ------------------------------
warranties of the Purchaser set forth in Article II hereof shall be true on the date hereof and as of such Closing.

     3A.02.  Documentation at Closing.  The Company shall have received prior
             ------------------------
to or at the Closing the following, each in form and substance satisfactory to the Company and its counsel, and all of the following events shall have occurred prior to or simultaneous with the Closing to the satisfaction of the Company:

     (a) The Instrument of Accession shall have been executed by the Purchaser and the Company.

     (b) The License Agreement shall have been executed and delivered by the Purchaser and the Company.

     (c) The Charter Amendment shall have been filed with the Secretary of State of the State of Delaware.

     (d)  A Lock-up Agreement, substantially in the form of Exhibit 3A.02(d)
                                                            ----------------
          hereto, shall have been executed and delivered by the Purchaser.

     (e)  A Waiver of Registration Rights, substantially in the form of
          Exhibit 3A.02(e) hereto, shall have been executed and delivered by the
          ----------------
          Purchaser.

          3A.03. Qualifications. All authorizations, approvals, or permits, if
                 ---------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants as follows and except as set forth in the Disclosure Schedule attached hereto as Schedule IV:

          4.01.  Organization and Standing of the Company.  The Company is a
                 -----------------------------------------
duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority for the ownership and operation of properties and for the carrying on of its business as now conducted and as now proposed to be conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the property owned or leased, or the nature of the activities conducted, by it makes such licensing or qualification necessary and in which failure to qualify would have a material adverse effect upon the Company. The Company has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture or other non-corporate business enterprise.

          4.02.  Corporate Action.  Except as set forth on Schedule 4.02, the
                 -----------------                         -------------
Company has all necessary corporate power and has taken all corporate action required to make all the provisions of this Agreement, the Shares and any other agreements and instruments executed in connection herewith and therewith the valid and enforceable obligations they purport to be. The issuance of the Shares is not subject to preemptive or other preferential rights, or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party or which are otherwise binding upon the Company which have not been waived.

          4.03.  Governmental Approvals.  Except as set forth on
                 -----------------------
Schedule 4.03, no authorization, consent, approval, license, exemption of or
-------------
filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the offer, issuance or sale of the Shares or the execution or delivery by the Company of, or for the performance by it of its obligations under, the Transaction Documents and any other agreements or instruments executed in connection herewith or therewith.

          4.04.  Litigation. Except as set forth on Schedule 4.04, there is no
                 -----------                        -------------
litigation or governmental proceeding or investigation pending or, to the knowledge of the Company threatened against the Company, affecting any of its properties or assets, or, to the knowledge of the Company, against any officer of the Company that might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or conditions of the

Company, or any of its properties or assets, or that might call into question the validity of this Agreement, any of the Transaction Documents, any of the Shares, or any action taken or to be taken pursuant hereto. Neither the Company nor, to the knowledge of the Company, any executive officer of the Company, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency that might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or conditions of the Company or any of its properties or assets. The foregoing sentences include, without limiting their generality, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of employees of the Company or use in the Company's business of any information or techniques allegedly proprietary to any of their former employers.

          4.05.  Compliance with Other Instruments.  The Company is in
                 ----------------------------------
compliance in all respects with the terms and provisions of this Agreement and of its Certificate of Incorporation, as amended, and By-laws and, except as set forth on Schedule 4.05, in all material respects with the terms and provisions
         -------------
of each mortgage, indenture, lease, agreement and other instrument relating to obligations of the Company and, of all judgments, decrees, governmental orders, statutes, rules or regulations by which it is bound or to which its properties or assets are subject, the violation of which would have a material adverse effect on the business, assets or financial condition of the Company. Neither the execution and delivery of the Transaction Documents nor the issuance of the Shares, nor the consummation of any transaction contemplated hereby or thereby, has constituted or resulted in or will constitute or result in a default or violation of any term or provision in any of the foregoing documents or instruments, the result of which default or violation would have a material adverse effect on the business, assets or financial condition of the Company.

          4.06.  Transactions with Affiliates.  Except as contemplated by this
                 -----------------------------
Agreement the Registration Rights Agreement, the Second Amended and Restated Stockholders Agreement, and except as set forth in Schedule 4.06, there are no
                                                   -------------
loans, leases, royalty agreements or other continuing transactions between the Company and any of the customers or suppliers of the Company, and any officer or director of the Company, and any Person, other than the Purchaser, owning one percent (1%) or more of any class of capital stock of the Company or any member of such stockholder's family or any corporation or other entity controlled by such stockholder or a member of such stockholder's family.

          4.07.  Assumptions or Guaranties of Indebtedness of Other Persons.
                 -----------------------------------------------------------
The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any Indebtedness of any other Person.

          4.08.  Investments in Other Persons.  Other than advances to
                 -----------------------------
employees in the ordinary course of business, the Company has not made any loan or advance to any Person that is outstanding on the date of this Agreement, and the Company is not obligated or committed to make any such loan or advance, nor does the Company own any capital stock, assets comprising the business of, obligations of, or any interest in, any Person.

          4.09.  Registration Rights.  Except as set forth in the Registration
                 --------------------
Rights Agreement, no Person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.

          4.10.  Securities Act of 1933.  The Company has complied and will
                 -----------------------
comply with all applicable federal or state securities laws in connection with the issuance and sale of the Shares. Neither the Company nor anyone acting on its behalf has offered or will offer to sell the Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Shares under the registration provisions of the Securities Act.

          4.11.  Agreements, Contracts and Commitments.  Except for the License
                 --------------------------------------
Agreement and as set forth in Schedule 4.11 attached hereto, the Company is not
                              -------------
a party to or is bound by:

          (a) any collective bargaining agreements;

          (b) any bonus, deferred compensation, incentive compensation, pension, profit-sharing or retirement plans, or any other employee benefit plans or arrangements;

          (c) any employment or consulting agreement, contract or commitment with any officer or director level employee, not terminable by the Company on thirty (30) days' notice without liability, except to the extent general principles of wrongful termination law may limit the Company's ability to terminate employees at will;

          (d) any agreement of indemnification or guaranty not entered into in the ordinary course of business other than indemnification agreements between the Company or any of its subsidiaries and any of its officers or directors;

          (e) any agreement, contract or commitment containing any covenant limiting the freedom of the Company to engage in any line of business or compete with any person;

          (f) any agreement, contract or commitment relating to capital expenditures and involving future obligations in excess of $50,000 and not cancelable without penalty;

          (g) any agreement, contract or commitment currently in force relating to the disposition or acquisition of assets not in the ordinary course of business or any ownership interest in any corporation, partnership, joint venture or other business enterprise;

          (h) any mortgages, indentures, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit;

          (i) any joint marketing or development agreement;

          (j) any distribution agreement (identifying any that contain exclusivity provisions); or

          (k) any other agreement, contract or commitment (excluding real and personal property leases) which involve payment by the Company under any such agreement, contract or commitment of $50,000 or more in the aggregate and is not cancelable without penalty within thirty (30) days.

     Neither the Company, nor to the Company's knowledge any other party to a Company Contract (as defined below), has breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the material terms or conditions of any of the agreements, contracts or commitments to which the Company is a party or by which it is bound of the type described in clauses (a) through (k) above (any such agreement, contract or commitment, a "Company Contract") in such manner as would permit any other party to cancel or terminate any such Company Contract, or would permit any other party to seek damages, which would have a material adverse effect on the business, financial condition or affairs of the Company.

          4.12.  No Brokers or Finders.  No Person has or will have, as a
                 ----------------------
result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or any agent of the Company; and the Company agrees to indemnify and hold the Purchaser harmless against any such commissions, fees or other compensation.

          4.13.  Capitalization; Status of Capital Stock.  Immediately prior
                 ----------------------------------------
to the Closing, the Company had a total authorized capitalization consisting of
(i) 93,300,000 shares of Common Stock, of which 6,951,630 shares were issued and outstanding, and (ii) 67,588,911 shares of preferred stock, of which (w) 23,811,358 shares are designated as Series A Convertible Preferred Stock, 23,316,097 of which were issued and outstanding, (x) 23,019,375 shares are designated as Series B-1 Convertible Preferred Stock, of which 23,019,375 were issued and outstanding, (y) 1,800,000 shares are designated as Series B-2 Convertible Preferred Stock, of which none were issued and outstanding, and (z) 18,958,178 shares are designated as Series C Convertible Preferred Stock, of which 18,409,629 were issued and outstanding. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued and fully paid and nonassessable. The Shares, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued and fully paid and nonassessable. Except as disclosed in Schedule 4.13, there are no options,
                                       -------------
warrants or rights to purchase shares of capital stock or other securities authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities, except as contemplated herein. Except as set forth in Schedule 4.13 hereto and in the
                                             -------------
Second Amended and Restated Stockholders Agreement and the Registration Rights Agreement, to the Company's knowledge, there are no restrictions on the transfer of the Shares other than those imposed by relevant state and federal securities laws. Except as set forth herein and in the Second Amended and Restated Stockholders Agreement, no holder of any security of the Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party or that are otherwise binding upon the Company.

          4.14.  Taxes.  Except as set forth on Schedule 4.14, the Company has
                 -----                          -------------
completely and correctly prepared and timely filed all federal, state, foreign and other tax returns required under the laws of any applicable jurisdiction to be filed by it, has paid or made provision for the payment of all taxes due from the Company, and all additional assessments (whether or not shown on such returns), and adequate provisions have been made and are reflected in the Company's financial statements for all current taxes and other charges to which the Company is subject and which are not currently due and payable. None of the federal income tax returns of the Company have been audited by the Internal Revenue Service. The Company does not know of any additional assessments or adjustments pending or threatened against the Company for any period, nor of any basis for any such assessment or adjustment.

          4.15.  Title to Assets.  The Company has good and marketable title
                 ----------------
in fee to such of its fixed assets, if any, as are real property, and good and merchantable title to all of its other material assets, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except those indicated in Schedule 4.15. The Company enjoys peaceful and undisturbed
             -------------
possession under all leases under which it is operating, and all said leases are valid and subsisting and in full force and effect.

          4.16  Financial Statements.  The Company has furnished to the
                --------------------
Purchaser (i) the unaudited balance sheet of the Company as of June 30, 1999 and the related unaudited statement of income and stockholder's equity of the Company for the six-month period ended June 30, 1999, and (ii) the audited balance sheet of the Company as of December 31, 1997 and 1998 and the related unaudited statement of income, stockholder's equity and cash flows of the Company for the years ended December 31, 1996, 1997 and 1998 (collectively, the "Financial Statements"). All such Financial Statements fairly present the financial position of the Company as of the dates thereof, it being understood that any such unaudited Financial Statements do not contain any footnotes and are subject to year-end audit adjustments. Except as set forth on
Schedule 4.16, since June 30, 1999, there has been no change in the assets,
-------------
liabilities or financial condition of the Company from that reflected in the Financial Statements as of such date except for changes in the ordinary course of business which in the aggregate have not had a material adverse effect on the business, operations, or financial condition of the Company.

          4.17.  Intellectual Property  .
                 ---------------------

          (a) Except as set forth on Schedule 4.17(a) hereto, to the Company's
                                     ----------------
knowledge, after due inquiry, the Company owns, free and clear of all security interests, or has the valid right to use all Intellectual Property (as defined below in this Section 4.17) necessary to its business as currently conducted.
No other person or entity (other than licensors of software that is generally commercially available, licensors of Intellectual Property under the agreements disclosed pursuant to paragraph (d) below and non-exclusive licensees of the Company's Intellectual Property in the ordinary course of the Company's business) has any rights to any of the Intellectual Property owned by the Company, and, to the Company's knowledge, no other person or entity is infringing, violating or misappropriating any of the Intellectual Property that the Company owns. For purposes of this Agreement, "Intellectual Property" means all (i) patents, patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, reexamination, utility model, certificate of invention and design patents, patent applications, registrations and applications for registrations,
(ii) trademarks, service marks, trade dress, logos, trade names and corporate names and registrations and applications for registration thereof, (iii) copyrights and registrations and applications for registration thereof, (iv) computer software (in both source code and object code form), data and documentation, (v) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, know-how, manufacturing and production processes and techniques, research and development information, copyrightable works, financial marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, (vi) domain name registrations, and (vii) other proprietary rights relating to any of the foregoing.

          (b) Except as set forth on Schedule 4.17(b) hereto, to the Company's
                                     ----------------
knowledge, none of the activities or business conducted by the Company infringes, violates or constitutes a misappropriation of (or in the past infringed, violated or constituted a misappropriation of) any Intellectual Property of any other person or entity which materially adversely affects or, so far as the Company may now foresee, in the future is reasonably likely to result in or have a material adverse effect on the business, operations, affairs or conditions of the Company or any of its properties or assets. The Company has not received any complaint, claim or notice alleging any such infringement, violation or misappropriation, and to the knowledge of the Company, there is no valid basis for any such complaint, claim or notice.

          (c) Schedule 4.17(c) hereto identifies each (i) patent that has been
              ----------------
issued or assigned to the Company with respect to any of its Intellectual Property, (ii) pending patent application that the Company has made with respect to any of its Intellectual Property, (iii) any copyright or trademark registration or application with respect to the Company's Intellectual Property,
(iv) domain name registrations, and (v) license or other agreements pursuant to which the Company has granted any rights to any third party with respect to any of its Intellectual Property.

          (d) Schedule 4.17(d) hereto identifies each agreement with a third
              ----------------
party pursuant to which the Company obtains rights to Intellectual Property material to the business of the Company (other than software that is generally commercially available) that is owned by a party other than the Company. Other than license fees for software that is generally commercially available, the Company is not obligated to pay any royalties or other compensation to any third party in respect of its ownership, use or license of any of its Intellectual Property.

          (e) The Company has taken reasonable precautions (i) to protect its rights in its Intellectual Property and (ii) to maintain the confidentiality of its trade secrets, know-how and other confidential Intellectual Property, and to the Company's knowledge, there have been no acts or omissions (other than those made based on reasonable, good faith business decisions) by the officers, directors, shareholders and employees of the Company the result of which would be to materially compromise the rights of the Company to apply for or enforce appropriate legal protection of the Company's Intellectual Property.

          4.18.  Insurance.  The Company maintains valid policies of workers'
                 ---------
compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks, except that the Company does not carry products liability insurance.

          4.19.  Compliance.  Except as disclosed on Schedule 4.19 attached
                 ----------                          -------------
hereto and with such exceptions as individually or in the aggregate would not have a material adverse effect on the Company's business or condition, financial or otherwise, the Company has, in all material respects, complied with all laws, regulations and orders applicable to its present and proposed business and has all material permits and licenses required thereby. To the Company's knowledge, no employee of the Company is in violation of any term of any contract or covenant (either with the Company or with another entity) relating to employment, patents, assignment of inventions, proprietary information disclosure, non-competition or non-solicitation.

          4.20.  ERISA.  Except as disclosed on Schedule 4.20 hereto, the
                 -----                          -------------
Company does not have or otherwise contribute to or participate in any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended.

          4.21.  Books and Records.  Except as disclosed on Schedule 4.21
                 ------------------                         -------------
hereto, the minute books of the Company contain complete records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. Except as disclosed on Schedule 4.21 hereto, the stock
                                            -------------
ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.

          4.22.  Permits.  Schedule 4.22 attached hereto sets forth a list of
                 -------   -------------
all material permits, licenses, registrations, certificates, orders or approvals ("Permits") from any court, department, commission, board, bureau, agency or instrumentality, domestic or foreign, issued to or held by the Company. Such listed Permits are the only Permits that are required for the Company to conduct its business as presently or proposed to be conducted, except for those the absence of which would not have a material adverse effect on the business, operations, affairs or conditions of the Company or any of its properties or assets. Each such Permit is in full force and effect and, to the best of the knowledge of the Company, no suspension or cancellation of such Permit is threatened and there is no basis for believing that such Permit will not be renewable upon expiration.

          4.23.  Disclosures.  Except as set forth on Schedule 4.23 attached
                 -----------                          -------------
hereto, neither this Agreement nor any exhibit or schedule hereto, nor any written report, certificate or instrument furnished to the Purchaser or its counsel in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE V



                            COVENANTS OF THE COMPANY


          5.01.  Affirmative Covenants of the Company Other Than Reporting
                 ---------------------------------------------------------
Requirements.  Without limiting any other covenants and provisions hereof, the
-------------
Company covenants and agrees that, until the earlier to occur of (i) the consummation of an Initial Public Offering, or (ii) such time as the Purchaser holds less than 25% of the Shares which were originally issued hereunder (as adjusted for stock splits, stock dividends and the like), but subject to Section
5.03 herein, it will perform and observe the following covenants and provisions and will cause each Subsidiary, if any, to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

          (a)  Payment of Taxes.  Pay and discharge, and cause each Subsidiary
               -----------------
to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims, which, if unpaid, might become a lien or charge upon any properties of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by appropriate proceedings if the Company or Subsidiary concerned shall have set aside on its books adequate reserves with respect thereto as shall be determined by its Board of Directors.

          (b)  Maintenance of Insurance.  Maintain, and cause each Subsidiary
               -------------------------
to maintain, with responsible and reputable insurance companies or associations insurance in such amounts and covering such risks as is usually carried by companies of similar size engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates.

          (c)  Preservation of Corporate Existence.  Preserve and maintain,
               ------------------------------------
and cause each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business and operations or the ownership of its properties. Preserve and maintain, and cause each Subsidiary to preserve and maintain, all material licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and reasonably necessary to the conduct of its business.

          (d)  Compliance with Laws.  Comply, and cause each Subsidiary to
               ---------------------
comply, in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could materially adversely affect its business or condition, financial or otherwise, except non-compliance being contested in good faith through appropriate proceedings so long as the Company shall have set up sufficient reserves, if any, required under generally accepted accounting principles with respect to such items.

          (e)  Keeping of Records and Books of Account.  Keep, and cause each
               ----------------------------------------
Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection within its business shall be made.

          (f)  Maintenance of Properties, etc.  Maintain and preserve, and
               -------------------------------
cause each Subsidiary to maintain and preserve, all of its properties, necessary or useful in the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted and comply with material provisions of all leases which are material to its business.

          (g)  Inspection.  Permit, during normal business hours following
               -----------
reasonable request and notice, the Purchaser, for so long as the Purchaser holds at least 2,500,000 shares of Common Stock (as adjusted for stock splits, stock dividends and the like), or any agents or representatives thereof, to examine and make copies of and extracts from the records and books of account of, and visit and inspect the properties of the Company and any Subsidiary, to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of its executive officers, directors and independent accountants, and consult with and advise the management of the Company and any Subsidiary as to their affairs, finances and accounts, during normal business hours. The Purchaser agrees that it will maintain the confidentiality of any information so obtained by it which is not otherwise available from other sources.

          (h)  Budgets and Board Approval.  Within thirty (30) days prior to
               ---------------------------
the commencement of each fiscal year, prepare and submit to, and obtain the approval of a majority of, the Board of Directors of a budget for such fiscal year, including projections of capital and operating expenses, cash flow, and profits and losses, all itemized in reasonable detail and a business plan for such fiscal year.

          (i)  Financings.  Promptly, fully and in detail, inform the Board of
               -----------
Directors in advance of any commitments or contracts relating to financing of any material nature for the Company or pledge of corporate assets.

          (j)  Board of Directors.  The Company shall use its best effort to
               -------------------
ensure that meetings of its Board of Directors are held at least four (4) times each year and at least once each quarter. The Board of Directors shall maintain
(i) a Compensation Committee of the Board of Directors consisting of two non-management members of the Board, and (ii) an Audit Committee of the Board of Directors, consisting of two non-management members of the Board, and which will review the annual financial statements of the Company with the Company's independent auditors. The Company will promptly pay all direct out-of-pocket expenses reasonably incurred by each director of the Company in attending each meeting of the Board of Directors or any committee thereof.

          (k)  Observer Rights.  For so long as the Purchaser holds at least
               ----------------
two percent (2%) of the fully diluted capital stock of the Company and does not have a nominee on the Company's Board of Directors, the Purchaser shall have a right to attend each meeting of the Board of Directors of the Company and each meeting of any committee thereof and to participate in all discussions during each such meeting; provided, however, that the Purchaser shall be bound by the
                   --------  -------
confidentiality, non-disclosure and limitations on use provisions contained in
Section 5.01(g) hereof with respect to any information received at such meetings and that the Company reserves the right to exclude the Purchaser from any meeting or portion thereof if it determines in good faith that attendance by the Purchaser could adversely affect the attorney-client privilege between the Company and its counsel, or otherwise have a detrimental effect on the Company. The Company shall send to the Purchaser the notice of the time and place of such meeting in the same manner and at the same time as it shall send such notice to its directors or committee members, as the case may be. The Company shall also provide to the Purchaser and designee copies of all notices, reports, minutes and consents at the time and in the manner as they are provided to the Board of Directors or committee. The Company shall promptly pay all direct out-of pocket transit expenses reasonably incurred by the Purchaser in attending each meeting of the Board of Directors or any committee thereof.

          (l)  Employee Nondisclosure and Developments Agreements.  The
               ---------------------------------------------------
Company shall use its best efforts to obtain, and shall cause its subsidiaries to use their best efforts to obtain, an Employee Nondisclosure and Developments Agreement, from all officers, key employees and other employees who will have access to confidential information of the Company or any of its subsidiaries, upon their employment by the Company or any of its Subsidiaries.

          (m)  By-laws.  The Company shall at all times cause its By-laws to
               --------
provide that, unless otherwise required by the laws of the State of Delaware, any two directors shall have the right to call a meeting of the Board of Directors or stockholders. The Company shall at all times maintain provisions in its By-laws or Certificate of Incorporation, as amended, indemnifying all directors and officers against liability to the maximum extent permitted under the laws of the State of Delaware.

          (n)  Use of Proceeds.  The Company shall use the proceeds from the
               ----------------
sale of the Shares issued hereunder for implementation of the License Agreement and for working capital and other general corporate purposes.

          5.02.  Reporting Requirements.  Until the consummation of an Initial
                 -----------------------
Public Offering, but subject to Section 5.03, the Company will furnish the following to the Purchaser for so long as the Purchaser holds at least two percent (2%) of the fully diluted capital stock of the Company:

          (a) as soon as available and in any event within thirty (30) days after the end of each fiscal month of the Company, Consolidated balance sheets of the Company and its Subsidiaries as of the end of such month and Consolidated statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for the period ending with such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the prior fiscal year, and compared against results projected in the applicable business plan or budget all in reasonable detail prepared in accordance with generally accepted accounting principles consistently applied.

          (b) as soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of the Company, Consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarter and Consolidated statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for the period ending with such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the prior fiscal year all in reasonable detail prepared in accordance with generally accepted accounting principles consistently applied.

          (c) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its Subsidiaries, including therein Consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and Consolidated and consolidating statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all duly certified by a nationally recognized independent public accounting firm;

          (d) as soon as available any written report submitted to the Company by independent public accountants in connection with an annual or interim audit of the books of the Company and its Subsidiaries made by such accountants;

          (e) promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, materially affecting the Company and the Subsidiaries when considered as a whole of the type described in Section 4.03 that are not fully covered by insurance as described in Section 5.01(b);

          (f) at least thirty (30) days prior to the commencement of each fiscal year of the Company, a copy of the operating plan and budget and business plan provided for in Section 5.01(h);

          (g) promptly after sending, making available, or filing the same, all reports and financial statements that the Company or any Subsidiary sends or makes available to the stockholders of the Company or the Securities and Exchange Commission; and

          (h) all other information respecting the business, properties or the condition or operations, financial or otherwise, of the Company or any of its Subsidiaries that any Purchaser may from time to time reasonably request.

          5.03.  Termination of Certain Rights.  Notwithstanding the
                 ------------------------------
provisions of the introductory paragraph of Section 5.01, the provisions of
Section 5.01(k) shall survive the consummation of an IPO, but shall remain subject to all of the other terms and condition set forth therein; provided, however, all of the provisions of Sections 5.01 and 5.02 shall
--------  -------  ---
terminate at any time the Purchaser engages in any competitive activity described in Section 11.2 of the License Agreement.


                                   ARTICLE VI

                        DEFINITIONS AND ACCOUNTING TERMS

          6.01.  Certain Defined Terms.  As used in this Agreement, the
                 ----------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Agreement" means this Stock Purchase Agreement as from time to time amended and in effect between the parties, including all Exhibits and Schedules hereto.

          "Board of Directors" means the then present members of the Board of Directors of the Company.

          "Company" means and shall include MotherNature.com, Inc. and its predecessors, successors and assigns.

          "Common Shares" shall have the meaning assigned to that term in
Section 1.01.

          "Common Stock" includes (a) the Company's Common Stock, $.01 par value per share, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          "Consolidated" when used with reference to any term defined herein mean that term as applied to the accounts of the Company and its Subsidiaries, if any, consolidated in accordance with generally accepted accounting principles after eliminating intercompany items and minority interests.

          "Exchange Act" means the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal Agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

          "Indebtedness" means all obligations, contingent and otherwise, which should, in accordance with generally accepted accounting principles consistently applied, be classified upon the obligor's balance sheet as liabilities, excluding any liabilities in respect of deferred federal or state income taxes, but in any event including, without limitation, liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed.

          "Initial Public Offering" means and includes the closing of a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which the aggregate price paid for such shares by the public shall be at least $20,000,000.

          "Second Amended and Restated Registration Rights Agreement" means that certain Second Amended and Restated Registration Rights Agreement, dated as of May 12, 1999, as amended as of July 26, 1999, entered into by the Company and the persons listed in the signature pages thereto.

          "Second Amended and Restated Stockholders Agreement" means that certain Second Amended and Restated Stockholders Agreement, dated as of May 12, 1999, as amended as of July 26, 1999, entered into by the Company and the persons listed in the signature pages thereto.

          "Securities Act" means the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal agency then administering the Securities
Act) thereunder, all as the same shall be in effect at the time.

          "Subsidiary" or "Subsidiaries" means any corporation, 50% or more of the outstanding voting stock of which shall at the time be owned by the Company or by one or more Subsidiaries, or any other entity or enterprise, 50% or more of the equity of which shall at the time be owned by the Company or by one or more Subsidiaries.

          "Wholly-Owned Subsidiary" or "Wholly-Owned Subsidiaries" means any corporation, 100% of the outstanding voting stock of which shall at the time be owned by the Company or by one or more Wholly-Owned Subsidiaries, or any other entity or enterprise, 100% of the equity of which shall at the time be owned by the Company or by one or more Wholly-Owned Subsidiaries.

          6.02.  Accounting Terms.  All accounting terms not specifically
                 -----------------
defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in preparation of the financial statements prepared by the Company, and all other financial data submitted pursuant to this Agreement and all financial tests to be calculated in accordance with this Agreement shall be prepared and calculated in accordance with such principles.


                                   ARTICLE VII

                                  MISCELLANEOUS



          7.01.  No Waiver; Cumulative Remedies. No failure or delay on the part
                 -------------------------------
of any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          7.02.  Amendments, Waivers and Consents.  Any provision in this
                 ---------------------------------
Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company and the Purchaser agree in writing thereto. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          7.03.  Addresses for Notices, etc.  All notices, requests, demands
                 ---------------------------
and other communications provided for hereunder shall be in writing (including telegraphic communication) and delivered to the applicable party at the addresses indicated below:

          to the Company:

                   MotherNature.com, Inc.
                   One Concord Farms
                   490 Virginia Road
                   Concord, MA 01742
                   Attn:  Chief Financial Officer

          with a copy to:

                   Howard S. Rosenblum, Esq.
                   Testa, Hurwitz & Thibeault, LLP
                   125 High Street
                   Boston, MA 02110

          If to the Purchaser:

                   Rodale Inc.
                   33 E. Minor Street
                   Emmaus, PA  18098
                   Attn: Chief Financial Officer

          All such notices, requests, demands and other communications shall be effective when delivered to the address as aforesaid.

          7.04.  Costs, Expenses and Taxes.  Each party hereto shall bear its
                 --------------------------
own costs and expenses in connection with this Agreement and the other agreements and transactions contemplated hereby. In addition, the Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Shares issued hereunder and other instruments and documents to be delivered hereunder or thereunder and agrees to save the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

          7.05.  Binding Effect; Assignment.  Except as otherwise explicitly
                 ---------------------------
provided in this Agreement, this Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and its respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchaser.

          7.06.  Survival of Representations and Warranties.  All
                 -------------------------------------------
representations and warranties made in this Agreement, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof for a period of twelve months following the Closing.

          7.07.  Severability.  The invalidity or unenforceability of any
                 -------------
provision hereof shall in no way affect the validity or enforceability of any other provision.

          7.08.  Governing Law.  This Agreement shall be governed by, and
                 --------------
construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Massachusetts.

          7.09.  Headings.  Article, Section and subsection headings in this
                 ---------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          7.10.  Sealed Instrument.  This Agreement is executed as an
                 ------------------
instrument under seal.

          7.11.  Counterparts.  This Agreement may be executed in any number
                 -------------
of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          7.12.  Further Assurances.  From and after the date of this
                 -------------------
Agreement, upon the request of the Purchaser, the Company and each Subsidiary shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Securities.

          7.13.  Dispute Resolution.  All disputes, controversies or claims
                 -------------------
relating to the validity, construction, performance or alleged violation of this Agreement and any other instrument or agreement entered into in connection with this Agreement (including, without limitation, the Transaction Documents) shall be resolved by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator with experience in the matters in dispute. All proceedings of the arbitration, including arguments and briefs, shall be held in Boston, Massachusetts. At the beginning of the arbitration hearing, each party shall submit to the arbitrator its proposed award. The arbitrator shall take evidence directly from witnesses and documents as presented by the disputing parties. All witnesses shall be made available for cross-examination. The arbitrator shall select one of the proposed awards as the award for the arbitration and shall render a written decision, stating the arbitrator's reasons therefor. The arbitrator shall render the award within six months of the request for arbitration, and such award shall be final and binding upon the disputing parties. Judgment upon the award rendered by the arbitrator may be entered in any court of record of competent jurisdiction where application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the law of such jurisdiction may require or allow. The costs and expenses of the arbitration, including reasonable attorneys' fees of each of the parties, shall be borne by the party or parties (jointly and severally) whose proposed award is not selected by the arbitrator. Unless clearly prevented from doing so because of the nature of the dispute, each of the parties shall continue performing their respective obligations under this Agreement and any other instrument or agreement entered into in connection with this Agreement pending resolution of the dispute in arbitration.
Notwithstanding the foregoing, nothing contained herein shall limit or prevent any party from seeking to enforce its rights under this Agreement and under any other instrument or agreement entered in connection with this Agreement (including, without limitation, the Transaction Documents) by an action for specific performance to the extent provided for therein.

          7.14.  Aggregation of Stock.  All securities of the Company held or
                 ---------------------
acquired by any affiliate of the Purchaser shall be aggregated with those held or acquired by the Purchaser for the purpose of determining the availability of or discharge of any rights of the Purchaser under this Agreement.

          7.15.  Stock Split.    All share amounts in this Agreement shall be
                 ------------
appropriately adjusted to reflect any stock split, stock dividend or the like, should such event occur prior to the Closing.

          7.16.  Termination.  This Agreement may be terminated and the
                 ------------
transactions contemplated hereby may be abandoned at any time prior to the
Closing:

     (i) at any time by mutual written consent of the Company and the Purchaser; or

     (ii) by either party hereto if the Closing does not occur on or prior to November 30, 1999, provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfill any of its obligations hereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          MOTHERNATURE.COM, INC.


                          By: /s/ Michael Barach
                             ------------------------------------
                             Michael Barach
                             President and Chief Executive Officer


                          PURCHASER:

                          RODALE INC.


                          By: /s/ Kevin D. Senie
                             -----------------------------------

                          Name: Kevin D. Senie
                               ---------------------------------

                          Title: V.P. and CFO
                                --------------------------------